As filed with the Securities and Exchange Commission on December 11, 1996

                                                                       File Nos.
                                                                        33-11444
                                                                        811-4986

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  19                           (X)

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  21                                          (X)

                       FRANKLIN INVESTORS SECURITIES TRUST
               (Exact Name of Registrant as Specified in Charter)

           777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Address of
                     Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (415) 312-2000

         HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 16, 1996 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Adjustable Rate Securities Portfolios (the Master Funds) has executed this registration statement.

DECLARATION PURSUANT TO RULE 24F-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on December 28, 1995.




                       FRANKLIN INVESTORS SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
          (Franklin Short-Intermediate U.S. Government Securities Fund)

N-1A                                          LOCATION IN
ITEM NO.         ITEM                         REGISTRATION STATEMENT

1.              Cover Page                    Cover Page

2.              Synopsis                      "Expense Summary"

3.              Condensed Financial           "Financial Highlights"; "How does
                Information                   the Fund Measure Performance?";

4.              General Description           "How is the Trust Organized?";
                of Reigsitrant                "How does the Fund Invest its
                                              Assets?"; "What are the Fund's
                                              Potential Risks?"

5.              Management of the Fund        "Who Manages the Fund?"

5A.             Management's Discussion of    Contained in Registrant's Annual
                Fund Performance              Report to Shareholders

6.              Capital Stock and             "How is the Trust Organized?";
                Other Securities              "Services to Help You Manage Your
                                              Account"; "What Distributions
                                              Might I Receive from the Fund?";
                                              "How Taxation Affects You and the
                                              Fund"

7.              Purchase of Securities        "How Do I Buy Shares?"; "May I
                Being Offered                 Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account"; "Useful
                                              Terms and Definitions"

8.              Redemption or                 "May I Exchange Shares for Shares
                Repurchase                    of Another Fund?"; "How Do I Sell
                                              Shares?"; "Transaction Procedures
                                              and Special Requirements";
                                              "Services to Help You Manage Your
                                              Account"

9.              Pending Legal Proceedings     Not Applicable




                       FRANKLIN INVESTORS SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
              (Franklin Adjustable U.S. Government Securities Fund)

N-1A                                          LOCATION IN
ITEM NO.         ITEM                         REGISTRATION STATEMENT

1.              Cover Page                    Cover Page

2.              Synopsis                      "Expense Summary"

3.              Condensed Financial           "Financial Highlights"; "How does
                Information                   the Fund Measure Performance?";

4.              General Description           "How is the Trust Organized?";
                of Reigsitrant                "How does the Fund Invest its
                                              Assets?"; "What are the Fund's
                                              Potential Risks?"

5.              Management of the Fund        "Who Manages the Fund?"

5A.             Management's Discussion of    Contained in Registrant's Annual
                Fund Performance              Report to Shareholders

6.              Capital Stock and             "How is the Trust Organized?";
                Other Securities              "Services to Help You Manage Your
                                              Account"; "What Distributions
                                              Might I Receive from the Fund?";
                                              "How Taxation Affects You and the
                                              Fund"

7.              Purchase of Securities        "How Do I Buy Shares?"; "May I
                Being Offered                 Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account"; "Useful
                                              Terms and Definitions"

8.              Redemption or                 "May I Exchange Shares for Shares
                Repurchase                    of Another Fund?"; "How Do I Sell
                                              Shares?"; "Transaction Procedures
                                              and Special Requirements";
                                              "Services to Help You Manage Your
                                              Account"

9.              Pending Legal Proceedings     Not Applicable




                       FRANKLIN INVESTORS SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                   (Franklin Adjustable Rate Securities Fund)

N-1A                                          LOCATION IN
ITEM NO.         ITEM                         REGISTRATION STATEMENT

1.              Cover Page                    Cover Page

2.              Synopsis                      "Expense Summary"

3.              Condensed Financial           "Financial Highlights"; "How does
                Information                   the Fund Measure Performance?";

4.              General Description           "How is the Trust Organized?";
                of Reigsitrant                "How does the Fund Invest its
                                              Assets?"; "What are the Fund's
                                              Potential Risks?"

5.              Management of the Fund        "Who Manages the Fund?"

5A.             Management's Discussion of    Contained in Registrant's Annual
                Fund Performance              Report to Shareholders

6.              Capital Stock and             "How is the Trust Organized?";
                Other Securities              "Services to Help You Manage Your
                                              Account"; "What Distributions
                                              Might I Receive from the Fund?";
                                              "How Taxation Affects You and the
                                              Fund"

7.              Purchase of Securities        "How Do I Buy Shares?"; "May I
                Being Offered                 Exchange Shares for Shares of
                                              Another Fund?"; "Transaction
                                              Procedures and Special
                                              Requirements"; "Services to Help
                                              You Manage Your Account"; "Useful
                                              Terms and Definitions"

8.              Redemption or                 "May I Exchange Shares for Shares
                Repurchase                    of Another Fund?"; "How Do I Sell
                                              Shares?"; "Transaction Procedures
                                              and Special Requirements";
                                              "Services to Help You Manage Your
                                              Account"

9.              Pending Legal Proceedings     Not Applicable




                       FRANKLIN INVESTORS SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

          (Franklin Short-Intermediate U.S. Government Securities Fund)
                     (Franklin Convertible Securities Fund)
                          (Franklin Equity Income Fund)

N-1A                                         LOCATION IN
ITEM NO.         ITEM                        REGISTRATION STATEMENT

10.             Cover Page                   Cover Page

11.             Table of Contents            Contents

12.             General Information and      Not Applicable
                History

13.             Investment Objective         "How Does Each Fund Invest Its
                                             Assets?"; "Investment Restrictions"

14.             Management of the Fund       "Officers and Trustees"

15.             Control Persons and          "Officers and Trustees";
                Principal Holders of         "Investment Advisory and Other
                Securities                   Services"; "Miscellaneous
                                             Information"

16.             Investment Advisory and      "Investment Advisory and Other
                Other Services               Services"; "The Fund's Underwriter"

17.             Brokerage Allocation and     "How Do the Funds Purchase
                Other Practices              Securities For Their Portfolio?"

18.             Capital Stock and Other      See Prospectus "How is the Trust
                Securities                   Organized?"

19.             Purchase, Redemption and     "How Do I Buy and Sell Shares?";
                Pricing of Securities        "How Are Fund Shares Valued?";
                Being Offered                "Financial Statements"

20.             Tax Status                    "Additional Information Regarding
                                              Taxation"

21.             Underwriters                  "The Fund's Underwriter"

22.             Calculation of Performance    "General Information"
                Data

23.             Financial Statements          "Financial Statements"




                       FRANKLIN INVESTORS SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                       PART B: INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

              (Franklin Adjustable U.S. Government Securities Fund)
                   (Franklin Adjustable Rate Securities Fund)

N-1A                                         LOCATION IN
ITEM NO.         ITEM                        REGISTRATION STATEMENT

10.             Cover Page                   Cover Page

11.             Table of Contents            Contents

12.             General Information and      Not Applicable
                History

13.             Investment Objective         "How Does Each Fund Invest Its
                                             Assets?"; "Investment Restrictions"

14.             Management of the Fund       "Officers and Trustees"

15.             Control Persons and          "Officers and Trustees";
                Principal Holders of         "Administration and Other
                Securities                   Services"; "General Information"

16.             Investment Advisory and      "Administration and Other
                Other Services               Services"; "The Funds' Underwriter"

17.             Brokerage Allocation and     "How Do the Portfolios Purchase
                Other Practices              Securities?"

18.             Capital Stock and Other      See Prospectus "How is the Trust
                Securities                   Organized?"

19.             Purchase, Redemption and     "How Do I Buy and Sell Shares?";
                Pricing of Securities        "How Are Fund Shares Valued?";
                Being Offered                "Financial Statements"

20.             Tax Status                   "Additional Information Regarding
                                             Taxation"

21.             Underwriters                 "The Funds' Underwriter"

22.             Calculation of Performance   "General Information"
                Data

23.             Financial Statements         "Financial Statements"








PROSPECTUS & APPLICATION

Franklin Short-
Intermediate U.S. Government
Securities Fund

INVESTMENT STRATEGY
INCOME


MARCH 1, 1996
AS AMENDED DECEMBER 16, 1996

Franklin Investors Securities Trust


This prospectus describes the Franklin Short-Intermediate U.S. Government Securities Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated March 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Franklin Short-Intermediate
U.S. Government Securities Fund

Franklin Short-
Intermediate
U.S. Government
Securities Fund

March 1, 1996
as amended December 16, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary ............................   2

Financial Highlights .......................   3

How does the Fund Invest its Assets? .......   6

What are the Fund's Potential Risks? .......   9

Who Manages the Fund? ......................   9

How does the Fund Measure Performance? .....  11

How is the Trust Organized? ................  11

How Taxation Affects You and the Fund ......  12

About Your Account

How Do I Buy Shares? .......................  13

May I Exchange Shares for Shares
 of Another Fund? ..........................  19

How Do I Sell Shares? ......................  21

What Distributions Might I
 Receive from the Fund? ....................  23

Transaction Procedures and
 Special Requirements ......................  25

Services to Help You Manage Your Account ...  29

Glossary

Useful Terms and Definitions ...............  32

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

Franklin Short-Intermediate
U.S. Government Securities Fund


About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1995. Your actual expenses may vary.

A. Shareholder Transaction Expenses+

   Maximum Sales Charge Imposed on Purchases
    (as a percentage of Offering Price)                             2.25%++

   Deferred Sales Charge                                            None+++

   Exchange Fee (per transaction)                                  $5.00*

B. Annual Fund Operating Expenses  (as a percentage of average net assets)

   Management Fees                                                   0.56%

   Rule 12b-1 Fees                                                   0.08%**

   Other Expenses                                                    0.09%
                                                                    --------
   Total Fund Operating Expenses                                     0.73%
                                                                    ========
C. Example

Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

   1 YEAR     3 YEARS     5 YEARS     10 YEARS
   -------------------------------------------
   $30***       $45         $62         $111

This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.10%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund
Information.

                                 For the Six
                                 Months Ended  For the Year Ended October 31,                For the Year Ended January 31,
                                April 30, 1996   ______________      _____________________________________________________________
                                 (Unaudited)     1995      1994      19932     1993      1992     1991     1990     1989     19881
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+

Net Asset Value at
 Beginning of Period               $10.35       $10.03    $10.80    $10.57    $10.39    $10.30   $10.16   $10.12   $10.38   $10.00

Net Investment Income                 .29          .56       .49       .38       .57       .58      .76      .78      .78      .64

Net Realized & Unrealized
 Gains (Losses)on Securities         (.128)        .309     (.696)     .245      .432      .374     .248     .097    (.300)    .045

Total From Investment
 Operations                           .162         .869     (.206)     .625     1.002      .954    1.008     .877     .480     .685

Distributions From Net
 Investment Income                   (.282)       (.549)    (.472)    (.390)    (.565)    (.786)   (.864)   (.837)   (.740)   (.305)

Distributions From
 Capital Gains                         -            -       (.092)    (.005)    (.257)    (.078)   (.004)     -        -        -

Total Distributions                  (.282)       (.549)    (.564)    (.395)    (.822)    (.864)   (.868)   (.837)   (.740)   (.305)

Net Asset Value at
 End of Period                     $10.23       $10.35    $10.03    $10.80    $10.57    $10.39   $10.30   $10.16   $10.12   $10.38

Total Return++                       1.56%        8.90%    (1.99)%    5.90%    10.01%     9.44%   10.19%    8.78%    4.63%    6.33%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End
 of Period (in 000's)              $204,755     $208,057  $225,352  $273,678  $235,382  $163,690  $48,981  $30,996  $29,150  $20,636

Ratio of Expenses to
 Average Net Assets**                 .74%*        .73%      .65%      .55%*     .56%      .71%     .48%     .27%     .25%     .14%*

Ratio of Net Investment Income
 to Average Net Assets               5.55%*       5.42%     4.75%     4.75%*    5.40%     5.90%    7.56%    7.60%    7.72%    6.5%*

Portfolio Turnover Rate             42.95%       56.34%    99.09%    31.71%    78.96%   102.05%   71.44%  151.36%  111.75%   13.14%*


1For the period April 15, 1987 (effective date of registration) to January 31, 1988.

2For the nine months ended October 31, resulting from a change in fiscal year end from January 31.

+Selected data for a share of beneficial interest outstanding throughout the period.


++Total return measures the change in value of an investment over the periods indicated and is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value. Prior to May 1, 1994, dividends were reinvested at the maximum
Offering Price.


*Annualized.


**During the periods indicated, Advisers agreed in advance to limit its management fees and to make certain payments to reduce expenses of the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:


                          Ratio of Expenses
                        to Average Net Assets
---------------------------------------------
19881                            .81%*

1989                             .79

1990                             .77

1991                             .74

1993                             .65

19932                            .63*

1994                             .68


How does the Fund Invest its Assets?

The Fund's Investment Objective

The Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholder's capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

Types of Securities in which the Fund May Invest

The Fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy of the Fund, the Fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the Fund's total assets be invested in U.S. government securities and the Fund will follow that policy notwithstanding its fundamental policy. It is the investment policy of the Fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the Fund intends to emphasize an average weighted maturity of 3 1/2 years or less.


The Fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation or National Credit Union Administration. Since inception, the assets of the Fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality, longer-term securities.


Certain of the U.S. government securities that the Fund may invest in may be purchased at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. Capital losses may be realized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Zero Coupon Bonds. The Fund may, consistent with its other policies, invest in zero coupon bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to the Fund) consists of the difference between its face value at maturity and its cost. These investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Other Investment Policies of the Fund

When-Issued and Delayed Delivery Transactions. The Fund may buy obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Purchases of securities on a when-issued or delayed delivery basis are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Concentration. The Fund will not invest more than 25% of the value of its total assets in any one particular industry.

Borrowing. The Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does Each Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

The foregoing permissible investments and practices are subject to the fundamental policy of the Fund, which can only be changed with shareholder approval, that the Fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations and federal credit unions. Please see the SAI for more details on the Fund's policies regarding eligible federal credit union investments.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond markets as a whole.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable and may happen again in the future.


Who Manages the Fund?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $150 billion in assets. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Jack Lemein, David Capurro and Tom Runkel since inception.

Jack Lemein

Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

David Capurro

Portfolio Manager of Advisers

Mr. Capurro holds a Master of Business Administration degree and a Bachelor of Science degree in business administration from California State University at Hayward. Mr. Capurro has been with the Franklin Templeton Group since 1985.

Tom Runkel

Portfolio Manager of Advisers

Mr. Runkel is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Santa Clara. He earned his Bachelor of Arts degree in political science from the University of California at Davis. Mr. Runkel has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related committees and associations.

Management Fees. During the fiscal year ended October 31, 1995, management fees totaling 0.56% of the average daily net assets of the Fund were paid to Advisers. Total expenses of the Fund, including fees paid to Advisers, were 0.73%.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Purchase Securities For Their Portfolios?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Advisory and Other Services" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.10% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Funds' Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information" in the SAI.

How is the Trust Organized?

The Fund is a diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on December 16, 1986, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.







The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


How Taxation Affects You and the Fund


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

Each fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether the distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to these shares. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended October 31, 1995, qualified for the dividends received deduction, and it is not anticipated that any of the current year's dividends will qualify.

Many states grant tax-free status to dividends paid out to shareholders of mutual funds from interest income earned by the mutual fund from direct obligations of the U.S. government, subject in some cases to minimum investment requirements to be met by the Fund. Investments in repurchase agreements collateralized by U.S. government securities do not generally qualify for this purpose. The Fund may also generate and distribute realized capital gains from the sale of portfolio securities, that are generally subject to state income taxes (as well as federal income taxes, as noted above). At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free status. You should consult your tax advisor with respect to the application of state and local income tax laws to these distributions and on the application of other state and local intangible property or income tax laws to your shares and to distributions and redemption proceeds received from the Fund.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of these dividends and distributions.

If you are not considered a U.S. person for federal income taxation purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

About Your Account

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                               MINIMUM
                             INVESTMENTS*
-----------------------------------------
To Open Your Account             $100
To Add to Your Account           $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                        TOTAL SALES CHARGE     AMOUNT PAID
                                        AS A PERCENTAGE OF   TO DEALER AS A
                                       --------------------
AMOUNT OF PURCHASE                     OFFERING  NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                        PRICE    INVESTED   OFFERING PRICE*
----------------------------------------------------------------------------
Under $100,000                           2.25%      2.31%        2.00%

$100,000 but less than $250,000          1.75%      1.78%        1.50%

$250,000 but less than $500,000          1.25%      1.27%        1.00%

$500,000 but less than $1,000,000        1.00%      1.01%        0.85%

$1,000,000 or more**                     None       None         None

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

**If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.







A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 6, 9 and 10 above.

Please see "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

General

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as Securities Dealers pursuant to state law.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                   STEPS TO FOLLOW
----------------------------------------------------------------------------------------------------------------------------
By Mail                  1. Send us written instructions signed by all account owners
                         2. Include any outstanding share certificates for the shares you're exchanging
----------------------------------------------------------------------------------------------------------------------------
By Phone                 Call Shareholder Services or TeleFACTS(R)

                         - If you do not want the ability to exchange by phone to apply to your account, please let us know.
----------------------------------------------------------------------------------------------------------------------------
Through Your Dealer      Call your investment representative
----------------------------------------------------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be exchanged into the new Fund and will be invested at Net Asset Value.







If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
     (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


How Do I Sell Shares?


You may sell (redeem) your shares at any time.








METHOD                   STEPS TO FOLLOW
----------------------------------------------------------------------------------------------------------------------------
By Mail                  1. Send us written instructions signed by all account owners

                         2. Include any outstanding share certificates for the shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
----------------------------------------------------------------------------------------------------------------------------
By Phone                 Call Shareholder Services
----------------------------------------------------------------------------------------------------------------------------
(Only available if       Telephone requests will be accepted:
you have completed
and sent to us the       o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a
telephone redemption       separate agreement. Call Institutional Services to receive a copy.
agreement included
with this prospectus)    o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                         o Unless you are selling shares in a Trust Company retirement plan account

                         o Unless the address on your account was changed by phone within the last 30 days
----------------------------------------------------------------------------------------------------------------------------
Through Your Dealer      Call your investment representative
----------------------------------------------------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers.  We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carry forwards) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade. Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the reinvestment date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.


Telephone Transactions






You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED
---------------------------------------------------------------------------------------------------------------
Corporation              Corporate Resolution
---------------------------------------------------------------------------------------------------------------
Partnership              1. The pages from the partnership agreement that identify the general partners, or

                         2. A certification for a partnership agreement
---------------------------------------------------------------------------------------------------------------
Trust                    1. The pages from the trust document that identify the trustees, or

                         2. A certification for trust
---------------------------------------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 136.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301     5:30 a.m. to 5:00 p.m.

Dealer Services             1-800/524-4040     5:30 a.m. to 5:00 p.m.

Fund Information            1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.

                            (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plans            1-800/527-2020     5:30 a.m. to 5:00 p.m.

Institutional Services      1-800/321-8563     6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)      1-800/851-0637     5:30 a.m. to 5:00 p.m.







Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary






Useful Terms and Definitions


1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.


Code - Internal Revenue Code of 1986, as amended






Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 2.25% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









PROSPECTUS & APPLICATION

Franklin
Adjustable
U.S. Government
Securities Fund

March 1, 1996
as amended December 16, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary...............                  2

Financial Highlights..........                  3

How does the Fund Invest its Assets?            4

What are the Fund's Potential Risks?            12

Who Administers the Fund?.....                  13

How does the Fund Measure Performance?          15

How is the Trust Organized?...                  16

How Taxation Affects You and the Fund           16


About Your Account

How Do I Buy Shares?..........                  18

May I Exchange Shares for Shares
 of Another Fund?.............                  23

How Do I Sell Shares?.........                  25

What Distributions Might I
 Receive from the Fund?.......                  27

Transaction Procedures and
 Special Requirements.........                  29

Services to Help You Manage
 Your Account.................                  33


Glossary

Useful Terms and Definitions..                  36


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN



Franklin Adjustable
U.S. Government Securities Fund

About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended October 31, 1995. Your actual expenses may vary.


A.   Shareholder Transaction Expenses+
     Maximum Sales Charge Imposed on Purchase
     (as a percentage of Offering Price)                2.25%++
     Deferred Sales Charge                              None+++
     Exchange Fee (per transaction)                    $5.00*


B.   Annual Fund Operating Expenses
     (as a percentage of average net assets)

     Management and Administration Fees                 0.50%**

     Rule 12b-1 Fees                                    0.24%***

     Other Expenses of the Fund and the Portfolio       0.12%

     Total Fund Operating Expenses                      0.86%**


C.   Example

     Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

     1 YEAR     3 YEARS     5 YEARS     10 YEARS

      $31****     $49         $69         $126

     This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**Advisers has agreed in advance to limit its management and administration fees and make certain payments to reduce the Fund's and the Portfolio's expenses so their total operating expenses are not more than if the Fund were to invest directly in the securities held by the Portfolio. With this reduction, management and administration fees were 0.25%. Total Fund operating expenses were 0.61%.

***These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

****Assumes a Contingent Deferred Sales Charge will not apply.

The Board considered whether the total fees and expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the types of securities held by the Portfolio. By investing all of its assets in shares of the Portfolio, the Fund and other investment companies, and institutional investors are able to pool their assets. This may result in a variety of operating economies. Accordingly, the Board concluded that the total expenses of the Fund and the Portfolio were expected to be lower than if the Fund invested directly in various types of mortgage-backed securities. Of course, there is no guarantee that asset growth and lower expenses will be achieved. Advisers, however, has agreed in advance to limit expenses so that they will not be higher than if the Fund invested directly in various types of mortgage-backed securities. For more information on the fees and expenses of the Fund and the Portfolio, please see "Who Administers the Fund?"

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



                                     For the
                            Six Months Ended
                              April 30, 1996      Year Ended October 31,             Year Ended January 31
                                 (Unaudited)      1995     1994      19932     1993     1992     1991     1990     1989     19881
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value at
 Beginning of Period                $9.34         $9.20    $9.77     $9.86     $9.98    $9.99    $10.05   $10.07   $10.17   $10.00

Net Investment Income                0.28          0.54     0.35      0.28      0.51     0.74      0.88     0.94     0.82     0.08

Net Realized & Unrealized
 Gains (Losses)
 on Securities                      (0.03)         0.136   (0.606)   (0.086)   (0.105)   0.027     0.066    0.034   (0.229)   0.09

Total From Investment
 Operations                          0.25          0.676   (0.256)    0.194     0.405    0.767     0.946    0.974   (0.591)   0.17

Distributions From Net
 Investment Income                  (0.28)        (0.535)  (0.314)   (0.284)   (0.522)  (0.777)   (1.006)  (0.994)  (0.691)     -

Distributions From
 Capital Gains                         -             -        -         -      (0.003)     -         -        -        -        -

Total Distributions                 (0.28)        (0.536)  (0.314)   (0.284)   (0.525)  (0.777)   (1.006)  (0.994)  (0.691)     -

Net Asset Value
 at End of Period                   $9.31         $9.34    $9.20     $9.77     $9.86    $9.98     $9.99   $10.05   $10.07   $10.17

Total Return**                       2.71%         7.57%   (2.65)%    1.99%     4.16%    7.96%     9.91%   10.16%    5.99%    1.7%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of
 Period (in 000's)            $459,471  $509,371  $700,617  $1,813,504  $2,971,424  $3,513,415  $1,173,486  $82,257  $45,250  $1,803

Ratio of Expenses to
 Average Net Assets+                 0.71%3*       0.61%3   0.42%3    0.65%3*   0.66%3   0.68%3    0.30%    0.39%    0.44%      -%

Ratio of Net Investment
 Income to Average
 Net Assets                          5.94%*        5.76%    3.67%     3.92%*    5.10%    7.10%     8.23%    9.03%    7.92%    8.88%*

Portfolio Turnover Rate             11.60%        17.81%    5.99%     6.97%    30.36%   30.89%    96.50%   76.32%   48.39%    0.39%


1For the period October 20, 1987 (effective date of registration) to January 31, 1988.

2For the nine months ended October 31, resulting from a change in fiscal year end from January 31.

3Includes the Fund's share of the Portfolio's allocated expenses.

*Annualized.

**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value. Prior to May 1, 1994, dividends were reinvested at the maximum Offering Price.

+During the periods indicated, Advisers agreed in advance to waive a portion of its fees and made payments of other expenses incurred by the Fund and the Portfolio. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

19881                   .87%*
1989                    .96
1990                    .87
1991                    .82
1992                    .893
1993                    .803
19932                   .793*
1994                    .823
1995                    .863
1996                    .973*


How does the Fund Invest its Assets?


The Fund's Investment Objective

The investment objective of the Fund is to seek a high level of current income, consistent with lower volatility of principal. The fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective and substantially similar policies and restrictions as the Fund.

The Fund buys shares of the Portfolio at Net Asset Value. An investment in the Fund is an indirect investment in the Portfolio. The investment objective of the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. Of course, there is no assurance that the objective will be achieved.

The Fund's Master/Feeder Fund Structure

The investment policies of the Fund are substantially similar to the policies and restrictions of the Portfolio except that, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund. Any additional exceptions are noted below.

An investment in the Fund may be subject to certain risks due to the Fund's structure. These risks include the potential that if other future shareholders in the Portfolio sell their shares, the Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could also have effective voting control over the operation of the Portfolio. Furthermore, if shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board considers it is in the best interest of the Fund, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity with the same investment objective and substantially similar policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses.

The Fund's structure is a relatively new format that often results in certain operational and other complexities. The Franklin organization, was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

The Franklin Funds have one other fund designed for institutional investors only, that invests in the Portfolio. In the future, other funds may be created that may likewise invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

Types of Securities in which the Portfolio May Invest

The Portfolio will seek to achieve its objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), that have interest rates that reset at periodic intervals. All mortgage securities that the Portfolio invests in, will be issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Portfolio may also invest up to 35% of its total assets in (1) notes, bonds and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration, (2) obligations of or guaranteed by the full faith and credit of the U.S. and repurchase agreements collateralized by such obligations, and (3) time and savings deposits in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"). The Portfolio's investment in time deposits will not exceed 10% of its total assets.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. government securities, CDs of banks having total assets in excess of $5 billion, and repurchase agreements.

Adjustable Rate Mortgage Securities. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage securities today are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's Net Asset Value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of the securities held by the Portfolio will remain relatively stable as compared to fixed-rate instruments and should cause the Net Asset Value of the Fund to fluctuate less significantly than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate, resulting in possibly a lower Net Asset Value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their Fund shares before the interest rates on the underlying mortgages are adjusted to reflect current market rates. During periods of extreme fluctuation in interest rates, the Fund's Net Asset Value will fluctuate as well. Since most mortgage securities held by the Portfolio will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

Unlike fixed-rate mortgages, that generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher current rate of return. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgage securities held as investments by the Portfolio to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Portfolio's Net Asset Value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between ARMS and fixed-rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Fund's objective.

Many mortgage securities issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA which guarantee is backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the prepayment risk. See "What Are the Fund's Potential Risks? Mortgage Securities."

Collateralized Mortgage Obligations ("CMOs"). The Portfolio may invest in CMOs issued and guaranteed by U.S. government agencies or instrumentalities. A CMO is a mortgage-backed security that separates mortgage pools into short-, medium- and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor such as the Portfolio to more accurately predict the pace at which principal is returned. The Portfolio will not invest in privately issued CMOs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government. CMOs purchased by the Portfolio may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

Resets. The interest rates paid on ARMS and CMOs in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some may have intervals as long as 5 years. There are three main categories of indices: those based on the London Interbank Offered Rate (LIBOR); those based on U.S. Treasury securities; and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one, three- and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize ARMS and CMOs in which the Portfolio invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Other Investment Policies of the Portfolio

Repurchase Agreements. The Portfolio may engage in repurchase transactions in which the Portfolio buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian bank approved by the Portfolio's Board of Trustees and will be held pursuant to a written agreement.

When-Issued and Delayed Delivery Transactions. The Portfolio may buy U.S. government obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Portfolio buys securities with payment and delivery scheduled for a future time, generally in 30 to 60 days. The price is subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Portfolio will generally buy U.S. government securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The other party's failure may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets that it may invest in when-issued purchase obligations.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

Illiquid Investments. The Portfolio's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them. They include, among others, repurchase agreements and time and savings deposits of more than seven days duration.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund and the Portfolio have a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's and the Portfolio's investment policies, please see "How Does Each Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

The Advantages of Investing in the Fund

The Fund enables you to invest easily in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Any guarantee will extend to the payment of interest and principal due on the mortgage securities and will not provide any protection from fluctuations in the market value of the mortgage securities. The Fund believes that by investing in the Portfolio, which in turn invests primarily in mortgage securities that provide for variable rates of interest, it will achieve a higher, more consistent and less volatile Net Asset Value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest.

The dividends from the Fund's net investment income are declared and distributed monthly. Some change in the Net Asset Value per share during the month may be expected due to the accumulation of undistributed income and the pay out of such income once a month as a dividend. Please see "How Are Fund Shares Valued?" in the SAI. Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. These securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending upon market conditions. An investment in the Fund provides liquidity since you may redeem shares of the Fund at the current Net Asset Value at any time in accordance with procedures described under "How Do I Sell Shares?" in this Prospectus.

An investment in the Fund may be a permissible investment for national banks, federal credit unions, federally chartered savings and loan associations, and some state savings and loan associations. Any regulated institution considering an investment in the Fund should refer to the applicable laws and regulations governing its operations in order to determine if the Fund is a permissible investment. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, Advisers or the Fund's principal underwriter on arbitrage rebate calculations.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. Since the Fund invests its assets in shares of the Portfolio, as the value of the securities owned by the Portfolio fluctuates, the Portfolio's Net Asset Value per share, and thus the Fund's Net Asset Value per share, will also fluctuate.

Mortgage Securities. The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Interest Rate Risk. Changes in interest rates will affect the value of the Portfolio's and thus the Fund's portfolio and their share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Portfolio's and the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable and may happen again in the future.

Who Administers the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

The Board, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Trust and the Portfolio having the substantially same boards. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the boards may take action, up to and including the establishment of a new board. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest" and "Officers and Trustees" in the SAI for more information.

Investment Manager and Administrator. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $150 billion in assets. Advisers is also the administrator of the Fund. Please see "Administration and Other Services" and "General Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Portfolio is: Roger Bayston since 1991, Anthony Coffey since 1991, and Jack Lemein since inception.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration from the University of California at Los Angeles. He earned his Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

Management Fees. You will bear a portion of the Portfolio's operating expenses, including its management fee, to the extent that the Fund, as a shareholder of the Portfolio, bears such expenses. The portion of the Portfolio's expenses borne by the Fund depends on the Fund's proportionate share of the Portfolio's net assets.

During the fiscal year ended October 31, 1995, the Fund's proportionate share of the Portfolio's management fees and the Fund's administration fees, before any advance waiver, totaled .40% and .10%, respectively, of the average daily net assets of the Fund. Total operating expenses, including fees paid to Advisers before any advance waiver, totaled .86%. Under an agreement by Advisers to limit its fees, the Fund paid a proportionate share of the Portfolio's management fees and administration fees totaling .25% of the average daily net assets of the Fund. Total operating expenses of the Fund were .61%. Advisers may end this arrangement at any time upon notice to the Board.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How do the Portfolios Purchase Securities?" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Funds' Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information - Performance" in the SAI.

How is the Trust Organized?

The Fund is a diversified series of Franklin Investors Securities Trust ("the Trust"), an open-end management investment company, commonly called a mutual fund. It was |organized as a Massachusetts business trust on December 16, 1986, and is registered with the SEC under the 1940 Act. Until March 13, 1990, the Fund was known as the Franklin Adjustable Rate Mortgage Fund. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

How Taxation Affects You and the Fund

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

None of the distributions paid by the Fund for the fiscal year ended October 31, 1995, qualified for the corporate dividends-received deduction and it is not expected that distributions for the current fiscal year will so qualify.

Pursuant to the Code, certain distributions which are declared in October, November or December, but which, for operational reasons, may not be paid to you until the following January, will be treated as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. You should consult with your tax advisor concerning the tax rules applicable to the redemption and exchange of Fund shares. The Fund will inform you of the source of your dividends and distributions at the time they are paid and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, none of the distributions of the Fund during the fiscal year ended October 31, 1995 qualified for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. You should consult with your own tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

About Your Account

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.


                        MINIMUM
                      INVESTMENTS*
----------------------------------

To Open Your Account     $100
To Add to Your Account   $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.


Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                        TOTAL SALES CHARGE    AMOUNT PAID
                                        AS A PERCENTAGE OF   TO DEALER AS A
AMOUNT OF PURCHASE                     OFFERING  NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                       PRICE     INVESTED   OFFERING PRICE*
----------------------------------------------------------------------------
Under $100,000                           2.25%      2.30%        2.00%
$100,000 but less than $250,000          1.75%      1.78%        1.50%
$250,000 but less than $500,000          1.25%      1.26%        1.00%
$500,000 but less than $1,000,000        1.00%      1.00%        0.85%
$1,000,000 or more**                     None       None         None

*The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated.

**If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 6, 9 and 10 above.

Please see "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

General

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services or TeleFACTS(R)

                 - If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money into the Fund and in turn, the Portfolio. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
     (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services

(Only available  Telephone requests will be accepted:
if you have
completed and    o If the request is $50,000 or less. Institutional accounts may
sent to us the     exceed $50,000 by completing a separate agreement. Call
telephone          Institutional Services to receive a copy.
redemption
agreement        o If there are no share certificates issued for the shares you
included with      want to sell or you have already returned them to the Fund this prospectus)
                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 30 days
--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer


What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's and the Portfolio's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information, to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation      Corporate Resolution
--------------------------------------------------------------------------------
Partnership      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
--------------------------------------------------------------------------------
Trust            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a systematic withdrawal plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 138.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)       6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans         1-800/527-2020        5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 2.25% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









PROSPECTUS & APPLICATION

Franklin Adjustable Rate Securities Fund

INVESTMENT STRATEGY INCOME


MARCH 1, 1996
AS AMENDED DECEMBER 16, 1996

Franklin Investors Securities Trust

This prospectus describes the Franklin Adjustable Rate Securities Fund (the "Fund"), a series of Franklin Investors Securities Trust (the "Trust"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated March 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Unlike most funds that invest directly in securities, the Fund seeks to achieve its investment objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Portfolio"). The Portfolio is a series of the Adjustable Rate Securities Portfolios. Its investment objective is the same as the Fund's.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


Franklin Adjustable Rate Securities Fund

Franklin
Adjustable Rate
Securities Fund

March 1, 1996,
as amended December 16, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary...............                  2

Financial Highlights..........                  3

How does the Fund Invest its Assets?            5

What are the Fund's Potential Risks?           16

Who Administers the Fund?.....                 19

How does the Fund Measure Performance?         21

How is the Trust Organized?...                 21

How Taxation Affects You and the Fund          22

About Your Account

How Do I Buy Shares?..........                 23

May I Exchange Shares for
 Shares of Another Fund?......                 28

How Do I Sell Shares?.........                 31

What Distributions Might I
 Receive from the Fund?.......                 33

Transaction Procedures and
 Special Requirements.........                 34

Services to Help You Manage Your Account       38

Glossary

Useful Terms and Definitions..                 42


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA  94403-7777
1-800/DIAL BEN


Franklin Adjustable Rate Securities Fund

About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended October 31, 1995. Your actual expenses may vary.

A.   Shareholder Transaction Expenses+

     Maximum Sales Charge Imposed on Purchases
      (as a percentage of Offering Price)               2.25%++

     Deferred Sales Charge                              None+++

     Exchange Fee (per transaction)                     $5.00*

B.   Annual Fund Operating Expenses (as a percentage of average net assets)

     Management and Administration Fees                 0.50%**

     Rule 12b-1 Fees                                    0.20%***

     Other Expenses of the Fund and the Portfolio       0.29%
                                                        --------
     Total Fund Operating Expenses                      0.99%**
                                                        ========
C.   Example

  Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

  1 YEAR3   YEARS5   YEARS   10 YEARS
  -----------------------------------
   $32****   $53      $76      $141

This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**The management fees of the Portfolio and administration fees of the Fund were 0.40% and 0.10%, respectively. Advisers has agreed in advance, however, to limit its management and administration fees and make certain payments to reduce the Fund's and the Portfolio's expenses so their total operating expenses are not more than if the Fund were to invest directly in the securities held by the Portfolio. With this reduction, management and administration fees were 0.21%. Total Fund operating expenses were 0.70%.

***These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

****Assumes a Contingent Deferred Sales Charge will not apply.

The Board considered whether the total fees and expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the types of securities held by the Portfolio. By investing all of its assets in shares of the Portfolio, the Fund and other investment companies and institutional investors are able to pool their assets. This may result in a variety of operating economies. Accordingly, the Board concluded that the total expenses of the Fund and the Portfolio were expected to be lower than if the Fund invested directly in various types of securities. Of course, there is no guarantee that asset growth and lower expenses will be achieved. Advisers, however, has agreed in advance to limit expenses so that they will not be higher than if the Fund invested directly in the types of securities held by the Portfolio. For more information on the fees and expenses of the Fund and the Portfolio, please see "Who Administers the Fund?"

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., (except for the six month period ended April 30, 1996, which is unaudited) the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


                                              For the
                                           Six Months
                                                Ended        Year ended Oct. 31,
                                       April 30, 1996  --------------------------------------------------------
                                          (Unaudited)        1995      1994      19933      19932      19921

PER SHARE OPERATING PERFORMANCE

Net Asset Value at
 Beginning of Period                         $9.82           $9.70     $10.04    $10.03     $10.00     $10.00

Net Investment Income                         0.27            0.58       0.45      0.37       0.60         -

Net Realized & Unrealized
 Gain (Loss) on Securities                   (0.016)          0.120     (0.341)    0.009      0.031        -

Total From Investment Operations              0.254           0.700      0.109     0.379      0.631        -

Distribution From Net
 Investment Income                           (0.274)         (0.580)    (0.449)   (0.369)    (0.601)       -

Distributions From Capital Gains                -               -          -         -          -          -

Total Distributions                          (0.274)         (0.580)    (0.449)   (0.369)    (0.601)       -

Net Asset Value at End of Period             $9.80           $9.82      $9.70    $10.04     $10.03     $10.00

Total Return**                                2.61%           7.57%      1.11%     3.83%      6.48%        -%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period
 (in 000's)                                  $14,560         $17,014    $24,564  $37,809    $12,521        -

Ratio of Expenses to
 Average Net Assets+,4                        0.90%*          0.70%      0.45%     0.11%*       -          -

Ratio of Net Investment Income
 to Average Net Assets                        5.53%*          5.82%      4.45%     4.69%*     5.84%        -

Portfolio Turnover Rate                      18.75%          53.30%     84.67%    49.11%     48.95%        -


1For the period December 26, 1991 (effective date of registration) to January 31, 1992.

2For the year ended January 31, 1993.

3For the nine months ended October 31, 1993, resulting from a change in fiscal year end from January 31.

4Includes the Fund's share of the Portfolio's allocated expenses.

5For the six months ended April 30, 1996.

*Annualized.

**Total return measures the change in value of an investment over the periods indicated and is not annualized. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value. Before May 1, 1994, dividends were reinvested at the maximum Offering Price.

+During the periods indicated, Advisers agreed in advance to waive a portion of its administration fees and made payments of other expenses incurred by the Fund and the Portfolio. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:


19921                      -%

19932                    1.91%4

19933                    1.01%4*

1994                     0.85%4

1995                     0.99%4

19965                    1.16%4*


How does the Fund Invest its Assets?

The Fund's Investment Objective

The investment objective of the Fund is to seek a high level of current income, consistent with lower volatility of principal than a fund that invests in fixed-rate securities. The Fund seeks to achieve its objective by investing all of its assets in the Portfolio. The investment objective of the Portfolio is the same as the Fund's. The investment policies of the Fund are also substantially similar to the Portfolio's except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund. Any additional exceptions are noted below.

The Fund acquires shares of the Portfolio at Net Asset Value. An investment in the Fund is an indirect investment in the Portfolio. The investment objective of both the Fund and the Portfolio is fundamental and may not be changed without shareholder approval. Of course, there is no assurance that the objective will be achieved.

The Fund's Master/Feeder Fund Structure

An investment in the Fund may be subject to certain risks due to the Fund's structure. These risks include the potential that if other future shareholders in the Portfolio sell their shares, the Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could also have effective voting control over the operation of the Portfolio. Furthermore, if shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board considers it to be in the best interest of the Fund, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity with the same investment objective and substantially similar policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses.

The Fund's structure is a relatively new format that often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

The Fund's investment of all of its assets in the Portfolio was previously approved by shareholders of the Fund. Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

The Franklin Funds have one other fund, designed for institutional investors only, that invests in the Portfolio. In the future, other funds may be created that may likewise invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

The Portfolio is a diversified series of the Adjustable Rate Securities Portfolios, an open-end management investment company. The Adjustable Rate Securities Portfolios was organized as a Delaware business trust on February 15, 1991, and is registered with the SEC under the 1940 Act. The Adjustable Rate Securities Portfolios currently issues shares in two separate series. In the future, additional series may be added by the Board of Trustees of the Adjustable Rate Securities Portfolios.

For information on the Fund's administrator and its expenses, please see "Who Administers the Fund?"

The Advantages of Investing in the Fund

The Fund enables you to invest easily in adjustable rate securities rated in the top two rating categories by nationally recognized statistical rating agencies or issued or guaranteed by the U.S. government, its agencies or instrumentalities. Any guarantee will extend to the payment of interest and principal due on the securities and will not provide any protection from fluctuations in the market value of the securities. The Fund believes that by investing in the Portfolio, which in turn invests primarily in securities that provide for variable interest rates, it will achieve a more consistent and less volatile Net Asset Value than is characteristic of mutual funds that invest primarily in similar securities paying a fixed interest rate. Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. These securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending on market conditions.

An investment in the Fund also provides liquidity since you may redeem shares of the Fund at any time at the current Net Asset Value. Please see "How Do I Sell Shares?"

Types of Securities in which the Portfolio May Invest

The Portfolio may invest at least 65% of its total assets in adjustable rate securities collateralized by or representing an interest in mortgages, including Adjustable Rate Mortgage Securities ("ARMS") issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Portfolio will only invest in securities rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's"), two nationally recognized statistical rating agencies. The Portfolio may also invest in unrated securities if Advisers determines that they are of comparable quality to the ratings above. The Portfolio may invest in ARMS issued by private institutions such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations and others, as long as they are consistent with the Portfolio's investment objective. Privately issued mortgage securities are generally structured with one or more types of credit enhancement.

The Portfolio may also invest up to 35% of its total assets in (a) notes, bonds and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration, (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations, (c) time and savings deposits (including certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), and (d) asset-backed and mortgage-backed securities issued by private and government entities. These securities may either be fixed rate or adjustable rate securities. The Portfolio's investment in time deposits will not exceed 10% of its total assets.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements.

Mortgage Securities - General Characteristics. A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and the guarantee is backed by the full faith and credit of the U.S. government. Mortgage securities of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government will support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, securities issued by them are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. (See "What Are the Fund's Potential Risks?")

The Portfolio may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of conventional residential mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance companies or the mortgage poolers. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Portfolio's quality standards. The Portfolio may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Advisers determines that the securities meet the Portfolio's quality standards.

Most mortgage securities are pass-through securities. This means that they provide investors with payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Portfolio's or the Fund's shares.

Adjustable Rate Mortgage Securities. ARMS, like traditional mortgage securities, are an interest in pool of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed rate securities. As a result, the Portfolio's Net Asset Value should fluctuate less significantly than if the Portfolio invested in more traditional long-term, fixed rate securities. During periods of extreme fluctuation in interest rates, however, the Portfolio's and thus the Fund's Net Asset Value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, the Portfolio may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed rate mortgages, which generally decline in value during periods of rising interest rates. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Portfolio will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return.

Please keep in mind that during periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower Net Asset Value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of the Fund before the interest rates on the underlying mortgages in the Portfolio reset to market rates. A portion of the ARMS in which the Portfolio may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to the Portfolio. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed rate securities. As with other mortgage backed securities, declining interest rates may result in accelerated prepayment of mortgages and the proceeds from the prepayments may then have to be reinvested at the lower prevailing interest rates.

The rate of amortization of principal, as well as interest payments, for certain types of ARMS changes in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed rate mortgages. As new types of mortgage securities are developed and offered to investors, the Portfolio may invest in them if they are consistent with the Portfolio's objective, policies and quality standards.

Adjustable Rate Securities. The Portfolio will invest primarily in ARS. ARS are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest paid on ARS and, therefore, the current income earned by the Portfolio by investing in ARS, will be a function primarily of the indices on which adjustments are based and the applicable spread relating to the ARS. (Please see "Resets.")

The interest rates on ARS are generally readjusted periodically to an increment over the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Portfolio and of the Net Asset Value of the Portfolio's and thus the Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Portfolio does not seek to maintain an overall average cap or floor, although Advisers will consider caps or floors in selecting ARS for the Portfolio.

While the Portfolio does not attempt to maintain a stable Net Asset Value per share, during periods when short-term interest rates move within the caps and floors of the securities held by the Portfolio, the fluctuation in market value of the ARS held by the Portfolio is expected to be relatively limited, since the interest rate on the ARS will generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of the Portfolio's holdings may fluctuate more substantially since the caps and floors of its ARS may not permit the interest rate to adjust to the full extent of the movements in the interest rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced with a corresponding decline in the Portfolio's, and thus the Fund's, Net Asset Value.

Collateralized Mortgage Obligations ("CMO(s)"), Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Class Pass-Throughs. The Portfolio may invest in CMOs and REMICs issued and guaranteed by U.S. government agencies or instrumentalities. It may also invest in CMOs and REMICs issued by certain financial institutions and other mortgage lenders and in multi-class pass-through securities.

CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating rate CMOs," will be treated as ARMS by the Portfolio. Floating rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed rate mortgages have been more commonly used for this purpose. Floating rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Portfolio believe that the risk of loss to the Portfolio relating to its investments in privately issued CMOs is justified by the higher yield the Portfolio will earn in light of the historic loss experience on these instruments. The Portfolio will not invest in subordinated privately issued CMOs.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the underlying mortgages include those backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private entities and that are not guaranteed by any government agency.

Advisers currently intends to limit the Portfolio's investment in fixed-rate CMOs and REMICs to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus, PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Portfolio currently intends to buy sequential pay CMO securities in the class with the shortest remaining average life.

To the extent any privately issued CMOs and REMICs in which the Portfolio invests are considered by the SEC to be investment companies, the Portfolio will limit its investments in those securities in a manner consistent with the 1940 Act.

Resets. The interest rates paid on ARMS, ARS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Portfolio may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR; those based on U.S. Treasury securities; and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-, three- and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities. The Portfolio may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage securities in which the Portfolio may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolio invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors such as the Portfolio, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees of the Portfolio may, in the future, adopt procedures that would permit the Portfolio to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Portfolio's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Floaters. Up to 5% of the Portfolio's assets may be invested in inverse floaters and super floaters. Please see the SAI for more information about these investments.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities, including adjustable rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home and recreational vehicle loans and leases.

Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Portfolio may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

Other Investment Policies of the Portfolio

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

Repurchase Agreements. The Portfolio may engage in repurchase transactions in which the Portfolio buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked-to- market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by the Portfolio's Board of Trustees and will be held pursuant to a written agreement.

When-Issued and Delayed Delivery Transactions. The Portfolio may buy any securities for its portfolio on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Portfolio buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although the Portfolio will generally buy securities on a when-issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Portfolio is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to do so may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations.

Loans of Portfolio Securities. Consistent with procedures approved by the Portfolio's Board of Trustees and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, if the loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan. The borrower must deposit with the Portfolio's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Portfolio may engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Borrowing. The Portfolio may borrow from banks from time to time to increase its investments. Borrowings may be secured or unsecured, and at fixed or variable interest rates. The Portfolio will borrow only to the extent that the value of its assets, less its liabilities (excluding borrowings), is equal to at least 300% of its borrowings. If the Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet the test. This may require the Portfolio to sell a portion of its investments at a disadvantageous time.

Borrowing for investment purposes is a speculative investment technique known as "leveraging." When the Portfolio leverages its assets, the Portfolio's Net Asset Value may increase or decrease at a greater rate than if the Portfolio were not leveraged. The interest payable on the amount borrowed increases the Portfolio's expenses (and thus reduces the income to the Fund), and if the appreciation and income produced by the investments purchased with the borrowings exceed the cost of the borrowing, the investment performance of the Portfolio will be reduced by leveraging.

The Fund may not borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets in connection therewith) for temporary or emergency purposes may be made from banks in an amount up to 20% of its total assets. The Fund may not, however, purchase any portfolio securities (additional shares of the Portfolio) while borrowings in excess of 5% of its total assets are outstanding.

Illiquid Investments. The Portfolio's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them. They include, among others, repurchase agreements and time and savings deposits of more than seven days duration.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund and the Portfolio have a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Portfolio's and the Fund's investment policies, please see "How Does Each Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. Since the Fund invests its assets in shares of the Portfolio, as the value of the securities owned by the Portfolio fluctuates, the Portfolio's Net Asset Value per share, and thus the Fund's Net Asset Value per share, will also fluctuate.

Mortgage Securities. The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. Fixed rate mortgage securities are generally more subject to this "prepayment risk" than are ARMS.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. ARMS, however, have less risk of a decline in value during periods of rapidly rising rates, but like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

With respect to pass-through mortgage pools issued by private issuers, there is no assurance that private insurers of the securities will be able to meet their obligations. Although the market for privately issued mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. These securities are subject to the Portfolio's limit with respect to illiquid investments.

Adjustable Rate Securities. ARS have several characteristics that should be considered before you invest in the Fund. As indicated above, the interest rate reset features of ARS held by the Portfolio will reduce the effect on the Portfolio's Net Asset Value per share caused by changes in market interest rates. The market value of ARS and, therefore, the Portfolio's and the Fund's Net Asset Value may vary, however, to the extent that the current interest rate on ARS differs from market interest rates during periods between the interest reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease and if market interest rates fall below the current rate on the securities, the value of the securities will rise. The longer the adjustment intervals on ARS held by the Portfolio, the greater the potential will be for fluctuations in the Portfolio's and thus the Fund's Net Asset Value.

As an investor in the Fund, you will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Portfolio in response to market interest rates. The Fund and its shareholders, however, will not benefit from increases in market interest rates once the rates rise to the point where they cause the rates on ARS to reach their maximum adjustment rate, annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

In the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for the loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable the mortgagor to continue making loan payments as the payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Fund and its shareholders from an increase in the Portfolio's Net Asset Value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Portfolio. The Fund, therefore, is not designed for investors seeking capital appreciation.

Asset-Backed Securities. Asset-backed securities entail certain risks not present with mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables. For more information about the risks of investing in asset-backed securities, please see the SAI.

Interest Rate Risk. Changes in interest rates will affect the value of the Portfolio's and thus the Fund's portfolio and their share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Portfolio's and the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable and may happen again in the future.

Investments in fixed rate securities generally decline in value during periods of rising interest rates and increase in value when interest rates fall. To the extent the Portfolio invests in fixed rate securities, the value of the Portfolio's and thus the Fund's shares will be more sensitive to interest rate changes than if the Portfolio were fully invested in adjustable rate securities.

Who Administers the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

The Board, with approval of all disinterested and interested Board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Fund and the Portfolio having substantially the same boards. These procedures call for an annual review of the Fund's relationship with the Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The Board has determined that there are no conflicts of interest at the present time. For more information, please see "Summary of Procedures To Monitor Conflicts of Interest" and "Officers and Trustees" in the SAI.

Investment Manager and Administrator. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $150 billion in assets. Advisers is also the administrator of the Fund. Please see "Administration and Other Services" and "General Information" in the SAI for information on securities transactions and summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Portfolio since inception is:

Roger Bayston

Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

T. Anthony Coffey

Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration from the University of California at Los Angeles. He earned his Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Jack Lemein

Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

Management Fees. You will bear a portion of the Portfolio's operating expenses, including its management fees, to the extent that the Fund, as a shareholder of the Portfolio, bears these expenses. The portion of the Portfolio's expenses borne by the Fund depends on the Fund's proportionate share of the Portfolio's net assets.

During the fiscal year ended October 31, 1995, the Fund's proportionate share of the Portfolio's management fees and the Fund's administration fees, before any advance waiver, totaled 0.40% and 0.10%, respectively, of the average daily net assets of the Fund. Total operating expenses, including fees paid to Advisers before any advance waiver, totaled 0.99%. Under an agreement by Advisers to limit its fees and to make certain payments to reduce expenses so that the Fund's and the Portfolio's total operating expenses are not more than if the Fund invested directly in the securities held by the Portfolio, the Fund paid a proportionate share of the Portfolio's management fees and administration fees totaling 0.21%. Total expenses of the Fund were 0.70%. Advisers may end this arrangement at any time upon notice to the Board.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Portfolios Purchase Securities?" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information - Performance" in the SAI.

How is the Trust Organized?

The Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on December 16, 1986, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

How Taxation Affects You and the Fund

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

None of the distributions paid by the Fund for the fiscal year ended October 31, 1995, qualified for the corporate dividends-received deduction and it is not expected that distributions for the current fiscal year will so qualify.

Pursuant to the Code, certain distributions that are declared in October, November or December, but which, for operational reasons, may not be paid to you until the following January, will be treated as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. You should consult with your tax advisor concerning the tax rules applicable to the redemption and exchange of Fund shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, none of the distributions of the Fund during the fiscal year ended October 31, 1995, qualified for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. You should consult with your own tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

About Your Account

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                     MINIMUM
                   INVESTMENTS*

To Open Your Account    $100

To Add to Your Account  $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver. Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                     TOTAL SALES CHARGEAMOUNT PAID
                                    AS A PERCENTAGE OFTO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING  NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                    PRICE INVESTED OFFERING PRICE*

Under $100,000                          2.25%    2.30%      2.00%

$100,000 but less than $250,000         1.75%    1.78%      1.50%

$250,000 but less than $500,000         1.25%    1.26%      1.00%

$500,000 but less than $1,000,000       1.00%    1.00%      0.85%

$1,000,000 or more**                    None     None       None

*The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated.

**If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above. 3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 6, 9, and 10 above.

Please see "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services or TeleFACTS(R)

                 - If you do not want the ability to exchange by phone to
                   apply to your account, please let us know.
--------------------------------------------------------------------------------
Through Your
Dealer           Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above.

If a substantial portion of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money into the Fund and, in turn, the Portfolio. If this occurs, it is the Portfolio's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Portfolio's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
     (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------
By Phone         Call Shareholder Services

(Only available  Telephone requests will be accepted:
if you have
completed and    o If the request is $50,000 or less. Institutional accounts
sent to us the     may exceed $50,000 by completing a separate agreement. Call
telephone          Institutional Services to receive a copy.
redemption
agreement        o If there are no share certificates issued for the shares
included with      you want to sell or you have already returned them to the
this prospectus)   Fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 30 days
--------------------------------------------------------------------------------
Through Your
Dealer           Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the reinvestment date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation       Corporate Resolution

Partnership       1. The pages from the partnership agreement that identify the general partners, or

                  2. A certification for a partnership agreement

Trust             1. The pages from the trust document that identify the
                     trustees, or

                  2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may also discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 151.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.       (MONDAY THROUGH FRIDAY)

Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.

Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.

Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.

                          (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plans           1-800/527-2020      5:30 a.m. to 5:00 p.m.

Institutional Services     1-800/321-8563      6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)     1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 2.25% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









FIST STKSA 1296O
                                SUPPLEMENT DATED
                                DECEMBER 16, 1996
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       FRANKLIN INVESTORS SECURITIES TRUST
           FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                      FRANKLIN CONVERTIBLE SECURITIES FUND
                           FRANKLIN EQUITY INCOME FUND
                               DATED MARCH 1, 1996

I.   The section "OFFICERS AND TRUSTEES" is revised to add the following:
     As of November 21, 1996, the officers and trustees, as a group, owned of record and beneficially approximately 1,859 shares of the Equity Income Fund - Class I, 72 shares of the Convertible Fund - Class I and 85 shares of the Short-Intermediate Fund, or less than 1% of each Fund's outstanding shares.

II. The section "INVESTMENT ADVISORY AND OTHER SERVICES" is revised to add the following:

     ADMINISTRATIVE SERVICES. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

     Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of each Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Funds.

III. The two paragraphs under "HOW DO I BUY AND SELL SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" are replaced in their entirety with the following:

     OTHER PAYMENTS TO SECURITIES DEALERS. For the Convertible Fund and the Equity Income Fund, Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. For the Short-Intermediate Fund, Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

     Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectuses: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

     These breakpoints are reset every 12 months for purposes of additional purchases.

IV. The section "GENERAL INFORMATION" is revised to update performance figures and principal shareholder information as follows:

     TOTAL RETURN

     The average annual compounded rates of return for the indicated periods ended on April 30, 1996, were as follows:

                                                                        From
       Fund Name                               One-Year   Five-Year   Inception
       -------------------------------------------------------------------------
       CLASS I
       Short-Intermediate Fund*..............    3.98%      5.85%       6.84%
       Convertible Fund*.....................   18.48%     14.84%      10.90%
       Equity Income Fund**..................   13.19%     13.31%      12.35%

       *Inception 4/15/87
       **Inception 3/15/88

     The total rates of return for the indicated periods ended on April 30, 1996, were as follows:

                                                                          From
     Fund Name                                  One-Year   Five-Year   Inception
     ---------------------------------------------------------------------------
     CLASS I
     Short-Intermediate Fund*.................    3.98%      32.85%      82.09%
     Convertible Fund*........................   18.48%      99.73%     155.19%
     Equity Income Fund**.....................   13.19%      86.77%     157.79%
     CLASS II
     Convertible Fund+........................     --          --         7.23%
     Equity Income Fund+......................     --          --         7.01%

     *Inception 4/15/87
     **Inception 3/15/88
     +Inception 10/2/95

     CURRENT YIELD

     The yield for the 30-day period ended April 30, 1996, was as follows:

     Fund Name                                                    30-Day Yield
     ---------------------------------------------------------------------------
     CLASS I
     Short-Intermediate Fund....................................     5.05%
     Convertible Fund...........................................     3.18%
     Equity Income Fund.........................................     3.54%
     CLASS II
     Convertible Fund...........................................     2.56%
     Equity Income Fund.........................................     2.94%

     CURRENT DISTRIBUTION RATE

     The current distribution rate for the 30-day period ended April 30, 1996, was as follows:

                                                                 Distribution
     Fund Name                                                       Rate
     ---------------------------------------------------------------------------
     CLASS I
     Short-Intermediate Fund....................................     5.39%
     Convertible Fund...........................................     4.35%
     Equity Income Fund.........................................     3.73%
     CLASS II
     Convertible Fund...........................................     4.09%
     Equity Income Fund.........................................     3.47%

V. The section "GENERAL INFORMATION - MISCELLANEOUS INFORMATION" is revised to add the following:

     As of November 21, 1996, the principal shareholder of the Short-Intermediate Fund, beneficial or of record, was as follows:

     Name and Address                             Share Amount     Percentage
     ---------------------------------------------------------------------------
     City of Scottsdale                           2,969,967.495      15.62%
     3939 Civic Center Blvd.
     Scottsdale, AZ 85251-4433

     To the best knowledge of the Trust, no other person holds beneficially or of record more than 5% of the Convertible Fund's outstanding shares or the Equity Income Fund's outstanding shares.

VI.  The section "FINANCIAL STATEMENTS" is revised to add the following:
     The unaudited financial statements contained in the Trust's Semi-Annual Report to Shareholders, for the six month period ended April 30, 1996, are incorporated herein by reference.








FRANKLIN INVESTORS SECURITIES TRUST

Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN


CONTENTS                                           PAGE

How Does Each Fund Invest Its Assets?............     2
Investment Restrictions..........................     4
Officers and Trustees............................     6
Investment Advisory and Other Services...........     9
How Do the Funds Purchase Securities
 For Their Portfolio?............................    10
How Do I Buy and Sell Shares?....................    12
How Are Fund Shares Valued?......................    15
Additional Information Regarding Taxation........    15
The Funds' Underwriter...........................    18
General Information..............................    21
Financial Statements.............................    26
Appendix.........................................    26

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of five separate diversified series and one non-diversified series. This Statement of Additional Information ("SAI") pertains only to the Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate Fund"), the Franklin Convertible Securities Fund (the "Convertible Fund"), and the Franklin Equity Income Fund, formerly the Franklin Special Equity Income Fund (the "Equity Income Fund"). Each of these series is diversified and may separately or collectively be referred to hereafter as the "Fund," "Funds" or individually by the policy included as part of its name.

As described in the Prospectuses of the Convertible Fund and the Equity Income Fund, these two Funds offer two classes of shares. This multiclass structure allows you to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on your investment in the Fund.

Separate Prospectuses for each Fund, dated March 1, 1996, as may be amended from time to time, provide the basic information you should know before investing in a Fund and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectuses. This SAI is intended to provide you with additional information regarding the activities and operations of the Trust and each Fund, and should be read in conjunction with each Fund's Prospectus.

How Does Each Fund Invest Its Assets?

The Short-Intermediate Fund, which invests in a portfolio of U.S. government securities with primary emphasis on securities with remaining maturities of 31/2 years or less, has the investment objective of providing as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Short-Intermediate Fund's investments will include obligations of the United States ("U.S.") government and its agencies or instrumentalities, some of which, such as Government National Mortgage Association participation certificates, carry a guarantee backed by the full faith and credit of the U.S. government. The Short-Intermediate Fund is designed for individuals and institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other entities.

The Convertible Fund has the investment objective of maximizing total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Convertible Fund will seek to achieve this objective primarily through investing in convertible securities as described in detail in its Prospectus.

The Equity Income Fund seeks to maximize total return through emphasis on high current income and capital appreciation, consistent with reasonable risk, primarily through investment in common stocks with above average dividend yields.

Of course, there is no guarantee that any Fund's objective will be achieved.

Options. As stated in their respective Prospectuses, the Convertible Fund and the Equity Income Fund may write covered call options and purchase call and put options on securities. These Funds may also purchase call and put options on stock indices in order to hedge against the risk of market or industry wide stock price fluctuations. Call and put options on stock indices are similar to options on exchange-traded securities, except that, rather than the right to purchase or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market on which the index is based), rather than price movements in individual stocks.

Call options written by these Funds give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian bank.

When a Fund writes or sells covered call options, it will receive a cash premium that can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer. The premium a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both the purchase and sale of options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so (or at an advantageous price). There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option; once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all options held at any time will not exceed any applicable state regulations that may limit the aggregate value of securities underlying outstanding options.

In the case of put options, a Fund's gain will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock index never exceeds the exercise price (or never declines below the exercise price in the case of put options), a Fund may suffer a loss equal to the amount of the premium it paid, plus transaction costs. Each Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed above. Risks may also arise because the correlation between movements in the index and the price of the securities underlying the options is imperfect, and this risk increases as the composition of a Fund's portfolio diverges from the composition of the relevant index.

Credit Union Investment Regulations. This section summarizes the Short-Intermediate Fund's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1994, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Fund will be subject to the following limitations:

(a) The Fund will invest only in (1) obligations of, or securities guaranteed as to principal and interest by, the U.S. government or its agencies and instrumentalities, (2) time and savings deposits in financial institutions whose accounts are insured by the FDIC, and (3) mortgage related securities. Mortgage-related securities are interests or participations in, or other securities secured by, first mortgages initiated by state or federally regulated or HUD-approved lenders, and are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As of the date of this SAI, the Fund does not intend to invest in time and savings deposits or mortgage related securities.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. The Fund, however, may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Fund has cash flow projections evidencing its ability to complete the purchase or the Fund owns the security it has agreed to sell.

(c) Any repurchase agreements, in which the Fund purchased U.S. government securities subject to resale to a bank or dealer at an agreed-upon price and date, would be subject to these conditions: the value of the U.S. government securities will equal or exceed the initial price of the repurchase agreement, plus interest; and a custodian of the Fund will hold the U.S. government securities in an account for the benefit of the Fund.

(d) Although the Fund does not currently intend to invest in reverse repurchase agreements, in the event that the Fund were to engage in such transactions, the Fund would, in addition to abiding by its fundamental policies and the regulations of the Securities and Exchange Commission ("SEC") with respect to borrowing, engage in reverse repurchase transactions involving only securities with maturity dates earlier than the closing date of the reverse repurchase agreement.

(e) The Fund will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds that mature more than ten years after the purchase date.

(f) Although the Fund does not intend, as of the date of this SAI, to invest in derivative mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which represent non-proportional interests ("tranches" or "classes") in pools of mortgage loans, any investments by the Fund in such securities would be subject to the following conditions. In general, the Fund may only invest in CMOs or REMICs that either: (1) based on testing, at the time of purchase and at least annually thereafter, have an average life that would be extended or shortened by less than 6 years under modeling scenarios where mortgage commitment rates immediately rise or fall 300 basis points; or (2) have an adjustable rate which
(i) resets at least annually, (ii) may rise to a maximum allowable rate at least 300 basis points above the rate at the time of purchase, and (iii) adjusts directly with (rather than inversely to or as a multiple of) the interest rate index on which it is based. In addition, the Fund may hold derivative mortgage-backed securities which fail these tests at the time of investment or at the time of any subsequent test, provided that the securities are held solely to reduce interest rate risk and that the Fund confirms on a quarterly basis that the security will reduce the Fund's interest rate risk, using a monitoring and reporting system that enables the Fund to evaluate the actual and expected performance of the security under different interest rate scenarios.

Other Policies. There are no restrictions or limitations on investments in obligations of the U.S., or of corporations chartered by Congress as federal government instrumentalities. In the case of each Fund, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of a Fund's total net assets. Notwithstanding this limitation, the Trust's Board of Trustees (the "Board") has authorized each Fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act. The Board will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in that Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. As of the date of this SAI, the Short-Intermediate Fund has not purchased and does not intend to purchase illiquid or restricted securities.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each Fund may not:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that the Convertible Fund may sell securities "short against the box" on the terms and conditions described in its Prospectus.

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of money market funds managed by Franklin Advisers, Inc. or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Convertible Fund and the Equity Income Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "How Does the Fund Invest Its Assets?" in each Prospectus). The Convertible Fund and the Equity Income Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund's net assets. Such Funds may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Income Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

If a Fund follows a percentage restriction at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

Restriction No. 9 above does not prevent the Funds from investing in real estate investment trusts ("REITs") if that meet the investment objective and policies of the Fund. The Equity Income Fund, as noted in its Prospectus, may invest up to 10% of its net assets in REITs.

Pursuant to an undertaking given to the Texas State Securities Board, the Convertible Fund and the Equity Income Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the New York or American Stock Exchanges. In addition, the Convertible Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

Officers and Trustees

The Board has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Funds. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act are indicated by an asterisk (*).

                            Positions and Offices         Principal Occupation
Name, Age and Address       with the Trust                During Past Five Years

 Frank H. Abbott, III (74)     Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (63)         Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)     Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (81)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson (47)      President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)    Vice President
 777 Mariners Island Blvd.      and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66)        Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)          Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (51)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)    Vice President -
777 Mariners Island Blvd.    Financial
San Mateo, CA 94404          Reporting and
                             Accounting
                             Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (47)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Charles E. Johnson (39)     Vice President
 500 East Broward Blvd.
 Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (57)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (58)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds" and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                         Total Fees        Number of Boards in
                         Total Fees   Received from the   the Franklin Templeton
                         Received     Franklin Templeton    Group of Funds on
Name                     from Trust*   Group of Funds**    Which Each Serves***

Frank H. Abbott, III...... $22,200         $162,420            31
Harris J. Ashton..........  22,200          327,925            56
S. Joseph Fortunato.......  22,200          344,745            58
David Garbellano..........  22,200          146,100            30
Frank W.T. LaHaye.........  22,200          143,200            26
Gordon S. Macklin.........  22,200          321,525            53

*For the fiscal year ended October 31, 1995.
**For the calendar year ended December 31, 1995.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 81,191 and 65 shares of the Short Intermediate-Term, Convertible Securities and Equity Income Funds, respectively, or less than 1% of the total outstanding shares of each Fund. Many of the trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Investment Advisory and Other Services

The investment manager for each Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to separate management agreements, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Funds' investment activities. Under the terms of the management agreements, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Funds; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to the Funds, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Funds or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.

Pursuant to the management agreement, each Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. Each class of the Equity Income Fund and Convertible Fund will pay its respective share of the management fees as determined by the proportion of the Fund that each class represents.

The management agreements specify that the management fee will be reduced for each Fund to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Funds as prescribed by any state in which the Funds' shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2.0% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The Manager has agreed in advance to waive a portion of its management fees. For the last three fiscal years, the management fees, before any advance waiver, and the amounts paid by the Funds were as follows:

Fiscal Year Ended October 31:

                                        Management             Management
                                       Fees Before                Fees
Fund                                     Waiver                   Paid
1995
Short-Intermediate
 Fund...............................   $1,187,800              $1,187,800
Convertible Fund....................      453,492                 453,492
Equity Income Fund..................      754,194                 738,214

1994
Short-Intermediate
 Fund...............................    1,370,071               1,308,206
Convertible Fund....................      373,354                 327,355
Equity Income Fund..................      437,330                 312,644

1993*
Short-Intermediate
 Fund...............................    1,058,133                 897,620
Convertible Fund....................      170,607                   8,346
Equity Income Fund..................      159,572                   5,146

*Covers a nine-month period only due to a change in the Trust's fiscal year end.

The management agreements are in effect until February 28, 1997. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Board or, as to each Fund, by a vote of the holders of a majority of that Fund's outstanding voting securities, or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1995 their auditing services consisted of rendering an opinion on the financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995.

How Do the Funds Purchase Securities For Their Portfolios?

Under the current management agreement, the selection of brokers and dealers to execute transactions in the Funds' portfolios is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Funds is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Funds' best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

During the last three fiscal years, the Funds paid total brokerage commissions as follows:

Fund                     1993*       1994          1995

Short-Intermediate
 Fund.................      0           0             0
Convertible
 Fund................. $ 5,226   $ 13,958      $ 29,731
Equity Income
 Fund.................  32,855    113,782       167,560

*Covers a nine-month period only, due to a change in the Trust's  fiscal year.

As of October 31, 1995, none of the Funds owned securities of their regular broker-dealers.

How Do I Buy and Sell Shares?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. The Funds reserve the right, in their sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares of the Funds will be offered with the following schedule of sales charges:

Size of Purchase - U.S. dollars  Sales Charge

Up to $100,000...............         3%
$100,000 to $1,000,000.......         2%
Over $1,000,000..............         1%

Purchases and Redemptions through Securities Dealers

Orders for the purchase of shares of the Funds received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Funds will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

Other Payments to Securities Dealers

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares of the Convertible Fund and the Equity Income Fund made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases of the Short-Intermediate Fund's shares made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of Class I shares of the Funds, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for a Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you must pay Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Funds reserve the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Funds not to exercise this right if your account has a value of $50 or more. In any event, before the Funds redeems your shares and sends you the proceeds, they will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.

Reinvestment Date

For Funds paying dividends monthly or less frequently, the net asset value of the shares to be acquired through the reinvestment of the dividends will be determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Trust sends annual and semiannual reports regarding each Fund's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

How Are Fund Shares Valued?

As noted in the Prospectus, each Fund calculates the net asset value of each class as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the net asset value of each class of a Fund. If events which materially affect the values of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the net asset value of each class of the Funds. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Additional Information Regarding Taxation

As stated in the Prospectuses, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations the stock in which is not debt-financed by a Fund and is held for at least a minimum holding period) are less than 100% of its distributable income, then the amount of a Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the deduction for distributions made during the calendar year will be declared by a Fund annually in a notice to shareholders mailed shortly after the end of the calendar year.

Corporate shareholders should note that dividends paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless a Fund's shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in a Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Funds intend as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but do not guarantee that their distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

Gain realized by a Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Transactions in options by the Convertible and Equity Income Funds, including written covered calls and purchased calls and put options, are subject to special rules which may affect the amount, timing and character of distributions to shareholders by: accelerating income to such Funds; deferring Fund losses; causing adjustments in the holding periods of Fund securities; converting capital gains into ordinary income; and converting short-term capital losses into long-term capital losses. For example, equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, and the purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or a substantially identical stock in a Fund's portfolio. The tax treatment of certain other options, such as listed options on broad-based stock indices or on debt securities, is governed by Section 1256 of the Code, in the case that such options are held by the foregoing Funds. In general, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were closed out) on the last business day of each taxable year of a Fund, and all gain or loss associated with such marking-to-market or other transactions in such positions will be treated as 60% long-term and 40% short-term capital gain or loss.

When either the Convertible Fund or the Equity Income Fund hold options or contracts which substantially diminish such Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Convertible and Equity Income Funds' ability to engage in options, straddles, and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within these Funds, resulting in additional short-short income for these Funds. Each Fund will monitor its transactions in such options and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

The Convertible and Equity Income Funds are each authorized to invest in foreign securities (see the discussion in each Fund's Prospectus under "How Does the Fund Invest Its Assets?"). While neither Fund currently makes such investments, if the Manager makes the decision to invest a portion of a Fund's portfolio in such securities, these investments may have the following tax consequences.

The Convertible and Equity Income Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. Because both Funds will likely invest 50% or less of their total assets in securities of foreign corporations, neither will be entitled under the Code to pass through to their shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund that paid the tax. Foreign exchange gains and losses, if any, realized by either Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of a Fund's income or loss from such transactions and, in turn, its distributions to shareholders.

If either the Convertible Fund or the Equity Income Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. These Funds may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. The excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

The Short-Intermediate Fund may purchase securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Treasury. The Government National Mortgage Association may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide financial support to the obligations of the other U.S. government agencies or instrumentalities in which the Fund invests, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

The Funds' Underwriter

Pursuant to an underwriting agreement in effect until February 28, 1997, Distributors acts as principal underwriter in a continuous public offering for both classes of shares of the Funds. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, the reinvestment is at net asset value.

In connection with the offering of the Funds' shares, aggregate underwriting commissions and the amount retained by Distributors after allowances to dealers for the past three fiscal years were as indicated below.

Fiscal Year Ended October 31:

                         Total
                       Commissions     Amount
Fund                    Received      Retained

1995
Short-Intermediate
 Fund................   $ 248,800    $ 31,768
Convertible Fund.....     458,575      51,364
Equity Income Fund...   1,255,780     142,848

1994
Short-Intermediate
 Fund................     641,082      96,507
Convertible Fund.....     465,108      18,675
Equity Income Fund...     697,331      36,015

1993*
Short-Intermediate
 Fund................     891,309      139,758
Convertible Fund.....     347,284       16,986
Equity Income Fund...     299,851       11,325

*Covers a nine-month period only, due to a change in the Trust's fiscal year end.

Distributors may be entitled to reimbursement under the distribution plans of each Fund and Class, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter of the Funds' I shares.

Distribution Plans

Each class of the Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Class I Plan" and "Class II Plan," respectively, or "Plan(s)").

The Class I Plan

The Class I Plan. Under the Class I Plans, the Convertible and Equity Funds may each pay up to a maximum of 0.25% per annum of its average daily net assets, and the Short Intermediate Fund up to a maximum of 0.10% of its average daily net assets, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I Plans, the Board has determined that the annual fees payable by the Convertible and Equity Income Funds under the Class I Plans will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares that were acquired before May 1, 1994 ("Old Assets"). The annual fee payable by the Short-Intermediate Fund will be
(i) 0.10% of New Assets and 0.05% of Old Assets. Such fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment is reached on a yearly basis, up to an additional 0.05% will be paid by the Convertible and Equity Income Funds and an additional 0.02% by the Short-Intermediate Fund to Distributors under the Class I Plans. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee is a Class I expense so that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for the Convertible and Equity Income Funds and 0.07% for the Short Intermediate Fund, of the average daily net assets of each Class I shares and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after the Effective Date increases in relation to outstanding Class I shares, the expenses attributable to payments under the proposed Plan will also increase (but will not exceed the maximums indicated above.) While this is the currently anticipated calculation for fees payable under the Class I Plans, each Plan permits the trustees to allow the Fund to pay the maximum fee under the Plan on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I Plans.

Pursuant to the Class I Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Funds, Distributors or its affiliates.

The Class II Plans. Under the Class II Plans, the Equity Income and Convertible Funds each pay Distributors up to 0.75% per annum of each Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Classes. All expenses of distribution and marketing over this amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. Under the Class II Plans, each Fund also pays an additional 0.25% per annum of the average daily net assets of Class II, payable quarterly, as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Funds on behalf of customers and similar activities related to furnishing personal services and maintaining shareholder accounts. At the time of investment, Distributors may pay the securities dealer a commission of up to 1% of the amount invested out of its own resources.

Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under the Plans, each Plan also provides that to the extent the Funds, the Manager or Distributors or other parties on behalf of the Funds, the Manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges, which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Funds, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through February 28, 1997, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of the Trust's trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended October 31, 1995, the total amounts paid by Class I shares pursuant to the Class I Plan was $165,809, $152,573 and $285,906, for the Short-Intermediate Fund, the Convertible Fund and the Equity Income Fund, respectively. Class II Plan payments for the period from inception (October 1, 1995 to October 31, 1995) were $268 and $204 for the Convertible Fund and the Equity Income Fund, respectively, which amounts were used for payments to broker-dealers. The amounts for Class I were used for the following purposes.

                                  Short-Intermediate  Convertible  Equity Income
                                         Fund             Fund         Fund

Payments to underwriter..............   $  5,451     $  4,595   $ 12,580
Payments to broker-dealers...........    120,886      130,050    222,483
Advertising..........................     24,693        8,356     24,575
Printing and mailing of Prospectuses
 other than to current
  shareholders.......................     14,779        9,571     26,268

General Information

Performance

As noted in the Prospectus, the Funds may from time to time quote various performance figures for each class to illustrate past performance and may occasionally cite statistics to reflect volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Funds to compute or express performance for each class follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by the Funds, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. The charge will affect actual performance less the longer you retains your investment in the Funds. The average annual compounded rate of return for Class I shares of each Fund and for Class II shares of the Convertible Fund and the Equity Income Fund for the indicated periods ended October 31, 1995 were as follows:

                                   One-       Five-    From
Fund Name                          Year       Year     Inception

Class I
Short-Intermediate
 Fund*.....................        6.45%    6.60%       7.06%
Convertible Fund*..........       10.01%   17.97%      10.13%
Equity Income  Fund**......        8.94%   15.45%      11.79%

Class II
Convertible Fund+..................................... -4.24%
Equity Income Fund+................................... -2.85%

*Inception 4/15/87
**Inception 3/15/88
+Inception 10/1/95

These figures were calculated according to the SEC formula:
      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in each Fund's Prospectus, each Fund may quote total rates of return for each class in addition to the average annual total return. These quotations are computed in the same manner as the average annual compounded rates, except they will be based on the actual return of a class for a specified period rather than on the average return over one-, five-, and ten-year periods, or fractional portion thereof. The total rates of return for each Fund and class for the indicated periods ended on October 31, 1995 were as follows:

                            One-      Five-    From
Fund Name                   Year      Year     Inception

Class I
Short-Intermediate
 Fund*..................    6.45%    37.62%      79.27%
Convertible Fund*.......   10.01%   128.53%     128.28%
Equity Income
 Fund**.................    8.94%   105.09%     134.22%

Class II
Convertible Fund+..............................  -4.24%
Equity Income Fund+............................  -2.85%

*Inception 4/15/87
**Inception 3/15/88
+inception 10/1/95

Current Yield

The current yield of each class reflects the income per share earned by each Fund's portfolio investments and is determined by dividing the net investment income per share of each class earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yield for each Fund and class for the 30-day period ended on October 31, 1995, was as follows:

Fund Name                   30-Day Yield

Class I
Short-Intermediate Fund.......  4.96%
Convertible Fund..............  2.97%
Equity Income Fund............  4.05%

Class II
Convertible Fund..............  2.29%
Equity Income Fund............  3.53%

The figures were obtained using the following SEC formula:

                   6
Yield = 2[(a-b + 1)  - 1]
           ---
           cd

where:

a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements) c =the average daily number of shares outstanding during the period that were entitled to receive dividends d =the maximum offering price per share on the last day of the period

Current Distribution Rate

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund or class during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

The current distribution rate for each Fund and class for the period ended October 31, 1995, was as follows:

Class I
Short-Intermediate Fund........  5.33%
Convertible Fund...............  4.50%
Equity Income Fund.............  3.77%

Class II
Convertible Fund...............  4.39%
Equity Income Fund.............  3.67%

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

For investors who are permitted to purchase Class I shares of a Fund at net asset value, sales literature pertaining to Class I may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI, with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials regarding the Fund may discuss certain measures of performance of a Fund and class as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Salomon Brothers Broad Bond Index or its component indices - the Broad Bond Index measures yield, price, and total return for Treasury, Agency, Corporate and Mortgage bonds.

m) Salomon Brothers Composite High Yield Index or its component indices - the High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

n) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee bonds.

o) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal and Government bonds.

p) Other taxable investments, including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

q) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

r) Donoghue's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of a class to the return on certificates of deposit or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and that the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that the Funds will continue their performance as compared to such other averages.

In promoting the sale of Fund shares, advertisements or information for each Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

Other Features and Benefits

Each Fund may help you achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S. based mutual funds. The Funds may identify themselves by their NASDAQ symbol or CUSIP numbers.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

The Short-Intermediate Fund is eligible for investment by the National Marine Fisheries Service Capital Construction Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

To the best knowledge of the Trust, as of December 7, 1994, the principal beneficial shareholders of the Funds were as follows:

Name and Address                                    Share Amount    Percentage

Short-Intermediate Fund
City of Scottsdale.................................. 2,969,967.495    14.7%
3939 Civic Center Blvd.
Scottsdale, AZ 85251-4433

Convertible Fund - Class II
NFSC FEBO # ODM-014079..............................     3,069.839     7.4%
Jeff Byroade TTEE P/ADM
Capitol Const Inc Profit Sharing Plan
541 Main Street
Windber PA 15963

Name and Address                                    Share Amount    Percentage

Convertible Fund - Class II (cont.)
Franklin Resources, Inc. .........................     7,711.734    18.7%
P.O. Box 7777
San Mateo CA 94403-7777

FTTC Cust for the IRA Rollover of Donald D. Smith..     3,777.863     9.1%
910 East Bennett
Glendora CA 91740

Elsie B. Evans & Trevor H. Evans Ten Com...........     4,926.967    11.9%
3025 NE 137th #406
Seattle WA 98125

Equity Income Fund - Class II
Shirley P. Graci...................................     3,656.068     5.1%
2120 North Arnoult Road
Metairie LA 70001

William D. Waddington & Bruce A. Bradburn TTEES....     4,727.237     6.5%
Ikon Corp. Retirement Trust FBO William D. Waddington
William D. Waddington & Bruce A. Bradburn TTEES....     4,890.774     6.8%
Ikon Corp. Retirement Trust FBO Bruce A. Bradburn
Franklin Resources, Inc. ..........................     6,541.341     9.0%
P.O. Box 7777
San Mateo CA 94403-7777

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Trust's assets if you are held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against you for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

Financial Statements

The audited financial statements contained in the Annual Report to Shareholders of the Trust for the fiscal year ended October 31, 1995, including the auditors' report, are incorporated herein by reference.

Appendix

Description of Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

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FIST2 STKSA 1296o
                                SUPPLEMENT DATED
                                December 16, 1996
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                        FRANKLIN INVESTORS SECURITIES TRUST
               Franklin Adjustable U.S. Government Securities Fund
                    Franklin Adjustable Rate Securities Fund
                               Dated March 1, 1996

I. The discussion on Floaters in the section entitled "How Does Each Fund Invest Its Assets" is revised to reflect that only the Securities Portfolio may invest in inverse floaters and super floaters. The policy discussed does not apply to the Mortgage Portfolio.

II. The section "Officers and Trustees" is revised to add the following:

  As of November 20, 1996, the officers and trustees, as a group, owned of record and beneficially approximately 95 shares of the Adjustable U.S. Government Fund and 90 shares of the Adjustable Rate Securities Fund, or less than 1% of each Fund's total outstanding shares.

III. The second full paragraph on page 10 is replaced with the following:
  Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Funds. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of each Fund's shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

IV. The two paragraphs under "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" are replaced in their entirety with the following:

  Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

  Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectuses: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

  These breakpoints are reset every 12 months for purposes of additional purchases.

V. The section "General Information" is revised to update performance figures and principal shareholder information as follows:

  TOTAL RETURN

  The Funds' average annual compounded rates of return for the indicated periods ended on April 30, 1996, were as follows:

                                                                                                              From
                 Fund Name                                                          One-Year    Five-Year   Inception
                 ----------------------------------------------------------------------------------------------------
                 Adjustable U.S. Government Fund*...............................      4.64%       3.33%      5.45%
                 Adjustable Rate Securities Fund**..............................      4.50%        N/A       4.37%
  *Inception 10/20/87
  **Inception 12/26/91

  The Funds' total rates of return for the indicated periods ended on April 30, 1996, were as follows:

                                                                                                              From
                 Name                                                               One-Year    Five-Year   Inception
                 ----------------------------------------------------------------------------------------------------
                 Adjustable U.S. Government Fund*...............................      4.64%      17.79%      57.32%
                 Adjustable Rate Securities Fund**..............................      4.50%        N/A       20.46%
  *Inception 10/20/87
  **Inception 12/26/91

  CURRENT YIELD

  The yield for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund for the 30-day period ended April 30, 1996, was 5.87% and 5.39%, respectively.

  CURRENT DISTRIBUTION RATE

  The current distribution rate for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund for the 30-day period ended April 30, 1996, was 6.05% and 5.42%, respectively.

  MISCELLANEOUS INFORMATION

  As of November 20, 1996, the principal shareholder of the Adjustable Rate Securities Fund, beneficial or of record, was as follows:

                                                                            Share
                 Name and Address                                           Amount    Percentage
                 -------------------------------------------------------------------------------
                 The Steamfitters Vacation Plan
                 5 Penn Plaza, 19th Floor
                 New York, NY 10001-1810..................................  194,949      9.8%

  To the best knowledge of the Trust, no other person holds beneficially or of record more than 5% of the Adjustable U.S. Government Fund's outstanding shares.

VI. The section "Financial Statements" is revised to add the following:

  The unaudited financial statements contained in the Trust's Semi-Annual Report to Shareholders, for the six months ended April 30, 1996, are incorporated herein by reference.








FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund
Franklin Adjustable Rate Securities Fund

STATEMENT OF
ADDITIONAL  INFORMATION

MARCH 1, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN


CONTENTS                                             PAGE

How Does Each Fund Invest Its Assets?..............     2

Investment Restrictions............................     3

Officers and Trustees..............................     5

Administration and Other Services..................     8

How Do the Portfolios
 Purchase Securities?..............................    10

How Do I Buy and Sell Shares?......................    10

How Are Fund Shares Valued?........................    13

Additional Information   Regarding Taxation........    14

The Funds' Underwriter.............................    15

General Information................................    16

Summary of Procedures to
 Monitor Conflicts of Interest.....................    21

Financial Statements...............................    21

Appendix...........................................    21


The Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund") are diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company. Each fund may also be referred to, separately or collectively, as the "Fund" or "Funds."

The investment objective of each Fund is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"), which in turn invests primarily in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing an interest in mortgages. These mortgage securities have interest rates that are reset at periodic intervals and are issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities. The Adjustable U.S. Government Fund was the first investment company in the U.S. to invest primarily in mortgage-backed securities based upon adjustable rate mortgage obligations.

The Adjustable Rate Securities Fund seeks to achieve its objective by investing all of its assets in the Adjustable Rate Securities Portfolio (the "Securities Portfolio"), which in turn invests primarily in adjustable rate securities, including ARMs, collateralized by or representing an interest in mortgages and other adjustable rate asset-backed securities. These securities have interest rates that are reset at periodic intervals and are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities. All securities purchased by the Securities Portfolio will be rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's") or, if unrated, will be deemed to be of comparable quality by the investment manager.

A Prospectus for each Fund, dated March 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in the Funds and may be obtained without charge from the Funds or from the Funds' principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE RESPECTIVE FUND'S PROSPECTUS.

HOW DOES EACH FUND INVEST ITS ASSETS?

The investment policies of each Fund, fundamental and non-fundamental, are substantially similar to those described below with respect to the Mortgage Portfolio and Securities Portfolio (collectively, the "Portfolios") except that, in all cases, each Fund is permitted to pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and limitations as the Fund. Any additional exceptions are noted below.

The Portfolios may each invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association ("GNMA"). No assurances can be given, however, that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Portfolios invest, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount, limited to a specific line of credit, from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Floaters. The Portfolios may each invest up to 5% of their total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, at an accelerated speed, to short-term interest rates. The Portfolios may also each invest up to 5% of their assets in super floaters. These are instruments that float at a greater than 1 to 1 ratio with the London Interbank Offered Rate ("LIBOR") and are used as a hedge against the risk that LIBOR floaters become "capped" and can no longer float higher.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). The Portfolios may each invest in CMOs and REMICs issued or guaranteed by U.S. government agencies or instrumentalities. The Securities Portfolio may also invest in CMOs and REMICs issued by other entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. These privately issued CMOs and REMICs include obligations that are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or GNMA, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or
(c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer. The Mortgage Portfolio will not invest in privately issued CMOs or REMICs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government.

Asset-Backed Securities. The Securities Portfolio may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying the securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Credit supported asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from the ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Securities Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the issue.

Illiquid Investments. The Portfolios may each invest up to 10% of their net assets in illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Mortgage Portfolio or the Securities Portfolio has valued the securities, securities with legal or contractual restrictions on resale (although the Portfolios may each invest in such securities to the extent permitted under the federal securities laws), repurchase agreements of more than seven days duration, and other securities that are not readily marketable). Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of the net assets of the Mortgage Portfolio or the Securities Portfolio.

Other Policies. There are no restrictions or limitations on investments in obligations of the U.S. government, or corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Portfolios may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of the Mortgage Portfolio or Securities Portfolio be retained in cash as is deemed desirable or expedient under then-existing market conditions.

The Portfolios may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

The Portfolios, as well as several other investment companies managed by their investment manager, are major purchasers of government securities and will seek to negotiate attractive prices for such securities and pass on any savings derived from these negotiations to their shareholders in the form of higher current yields.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each Fund may not:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

5. Invest more than 5% of the value of the gross assets of each Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies as that Fund or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1 under federal securities laws), and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of
(i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction 1 above.

The investment restrictions of both Portfolios are the same as the investment restrictions of the Funds, except as indicated below and except as necessary to reflect the policy of the Funds to invest all of their assets in the shares of the Mortgage Portfolio or Securities Portfolio, as applicable.

The Mortgage Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates. (The investment restriction of the Funds', in this respect, is stated in far more detail.)

The Securities Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets in an amount exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this registration statement.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or pursuant to an exemption therefrom, granted by the Securities and Exchange Commission ("SEC"). To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates. (The investment restriction of the Funds', in this respect, is stated in far more detail.)

If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board of Trustees (the "Board") has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Funds. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).



                             Positions and Offices       Principal Occupations
Name, Age and Address        with the Trust              During Past Five Years
------------------------------------------------------------------------------

 Frank H. Abbott, III (74)    Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

 Harris J. Ashton (63)       Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 S. Joseph Fortunato (63)     Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 David W. Garbellano (81)     Trustee
 111 New Montgomery St., 402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley
Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

*Edward B. Jamieson (47)      President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

*Charles B. Johnson (63)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

*Rupert H. Johnson, Jr. (55)  Vice President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 Frank W. T. LaHaye (66)        Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

 Gordon S. Macklin (67)           Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

------------------------------------------------------------------------------

 Harmon E. Burns (51)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial Reporting
 San Mateo, CA 94404          and Accounting  Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief Financial
 San Mateo, CA 94404          Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 Deborah R. Gatzek (47)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

 Charles E. Johnson (39) Vice President
 500 East Broward Blvd.
 Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

------------------------------------------------------------------------------

 Diomedes Loo-Tam (57)        Treasurer
 777 Mariners Island Blvd.    and Principal
 San Mateo, CA 94404          Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

------------------------------------------------------------------------------

 Edward V. McVey (58)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

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The officers and trustees of the Trust are also officers and trustees of the
Portfolios, except as follows: Edward B. Jamieson, President and Trustee of the Trust, is not an officer or trustee of the Portfolios. Charles E. Johnson, Vice President of the Trust, is President and Trustee of the Portfolios. The following trustee of the Portfolios is not an officer or trustee of the Trust.

 William J. Lippman (71) Trustee
 One Parker Plaza
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

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The Board, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest that may arise from having substantially the same persons serving on the boards of the Trust and the Portfolios. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. Please see "Summary of Procedures to Monitor Conflicts of Interest" in this SAI.

The preceding tables indicate those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                 Number of
                                           Total Fees          Boards in the
                          Total Fees   Received from the    Franklin Templeton
                        Received from  Franklin Templeton    Group of Funds on
Name                     the Trust*      Group of Funds**   Which Each Serves***
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Frank H. Abbott, III....... $22,200          $162,420              31
Harris J. Ashton...........  22,200           327,925              56
S. Joseph Fortunato........  22,200           344,745              58
David Garbellano...........  22,200           146,100              30
Frank W.T. LaHaye..........  22,200           143,200              26
Gordon S. Macklin..........  22,200           321,525              53

*For the fiscal year ended October 31, 1995. **For the calendar year ended December 31, 1995. ***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 89.83 shares of the Adjustable U.S. Government Fund and 85.49 shares of the Adjustable Rate Securities Fund, or less than 1% of the total outstanding shares of each Fund. Many of the trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

ADMINISTRATION AND OTHER SERVICES

Franklin Advisers, Inc. ("Advisers") serves as the investment manager of the Portfolios and the administrator of the Funds. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Each Fund has a separate administration agreement with Advisers that provides for various administrative, statistical, and other services for each Fund. Pursuant to the administration agreements, each Fund is obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 10/100 of 1% of a Fund's average daily net assets up to and including $5 billion; 9/100 of 1% of a Fund's average daily net assets in excess of $5 billion up to and including $10 billion; and 8/100 of 1% of a Fund's average daily net assets in excess of $10 billion.

Pursuant to separate management agreements with the Portfolios, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolios to purchase, hold or sell and the selection of brokers through whom the Portfolios' securities transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of the Portfolios to whom Advisers renders periodic reports of the Portfolios investment activities. Under the terms of the management agreements, Advisers provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Portfolios; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolios and the Trust. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated October 31, 1995.

Advisers also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by Advisers on behalf of the Portfolios. Similarly, with respect to the Portfolios, Advisers is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that Advisers and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, Advisers is not obligated to refrain from investing in securities held by the Portfolios or other funds which it manages or administers. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Trust's Code of Ethics.

Pursuant to the management agreements, the Portfolios are each obligated to pay Advisers a monthly fee equal to an annual rate of 40/100 of 1% of the respective Portfolio's average daily net assets up to and including $5 billion; 35/100 of 1% of the Portfolio's average daily net assets in excess of $5 billion up to and including $10 billion; 33/100 of 1% of the Portfolio's average daily net assets in excess of $10 billion up to and including $15 billion; and 30/100 of 1% of the respective Portfolio's average daily net assets in excess of $15 billion.

The management agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Portfolios as prescribed by any state in which the Portfolios' shares are offered for sale. The most stringent current limit requires Advisers to reduce or eliminate its fee to the extent that aggregate operating expenses of the Mortgage Portfolio or the Securities Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the respective Portfolio, 2.0% of the next $70 million of average net assets of the respective Portfolio and 1.5% of average net assets of the respective Portfolio in excess of $100 million. Expense reductions have not been necessary based on state requirements.

As noted in each Fund's Prospectus, Advisers has agreed to limit its administration and management fees and make certain payments to reduce expenses to ensure total aggregate operating expenses of each Fund and the Portfolios are not higher than if each Fund were not to invest all of its assets in the Mortgage Portfolio or Securities Portfolio, as applicable. For the nine-month period ended October 31, 1993, and the fiscal years ended October 31, 1994 and 1995, management fees, before any advance waiver, were $9,965,963, $4,787,133 and $2,456,413, respectively, for the Mortgage Portfolio and $222,753, $372,319 and $119,324, respectively, for the Securities Portfolio. Management fees paid for the same periods were $6,534,699, $0 and $968,077, respectively, for the Mortgage Portfolio and $20,602, $205,735 and $55,384, respectively, for the Securities Portfolio.

Administration fees paid for the nine-month period ended October 31, 1993, and the fiscal years ended October 31, 1994 and 1995 were $1,798,293, $1,077,633 and $584,957, respectively, for the Adjustable U.S. Government Fund. Administration fees, before any advance waiver, were $20,135, $37,387, and $19,936, respectively, for the Adjustable Rate Securities Fund. The Adjustable Rate Securities Fund did not pay any administration fees for the nine-month period ended October 31, 1993 and the fiscal year ended October 31, 1994 and paid administration fees of $14,087 for the fiscal year ended October 31, 1995.

The management agreements for the Portfolios are in effect until February 28, 1997. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Portfolios or by a vote of the holders of a majority of each Portfolio's outstanding voting securities, and in either event by a majority vote of the Portfolios' trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Portfolios), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Board of Trustees of the Portfolios or by a vote of the holders of a majority of the outstanding voting securities of each Portfolio, or by Advisers on 60 days' written notice and will automatically terminate in the event of their assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for the cash of each Fund. Each Fund acts as a self custodian for the securities in its portfolio. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust and the Portfolios included in the Trust's Annual Report to Shareholders dated October 31, 1995.

HOW DO THE PORTFOLIOS PURCHASE SECURITIES?

Since most purchases by the Portfolios are principal transactions at net prices, the Portfolios incur little or no brokerage costs. The Portfolios deal directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolios seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Portfolios' officers are satisfied that the best execution is obtained, the sale of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute the portfolio transactions of the Portfolios.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Portfolios tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Portfolios, any portfolio securities tendered by the Portfolios will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreements will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Portfolios and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolios are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolios.

During the past three fiscal years ended October 31, 1995, the Funds paid no brokerage commissions.

As of October 31, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Funds to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in each Fund's Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to a Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

Each Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of each Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

Sales Size of Purchase - U.S. dollars     Charge

Up to $100,000..................            3%
$100,000 to $1,000,000..........            2%
Over $1,000,000.................            1%

PURCHASES AND REDEMPTIONS  THROUGH SECURITIES DEALERS

Orders for the purchase of shares of each Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at that Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in each Fund's Prospectus under "How Do I Buy Shares? General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT

You may qualify for a reduced sales charge on the purchase of shares of each Fund, as described in each Fund's Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for a Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REDEMPTIONS IN KIND

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which you are redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.

REDEMPTIONS BY THE FUNDS

Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right if your account has a value of $50 or more. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.

REINVESTMENT DATE

Shares of the Adjustable U.S. Government Fund acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired. The dividend reinvestment date for the Adjustable Rate Securities Fund is the same date as the payable date for cash dividends.

REPORTS TO SHAREHOLDERS

The Funds send annual and semiannual reports regarding their performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?

As noted in each Fund's Prospectus, each Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of each Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

ADDITIONAL INFORMATION REGARDING TAXATION

As stated in each Fund's Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Each Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes. Under the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by a Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by you from a Fund and the application of foreign tax laws to these distributions.

Gain realized by a Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

THE FUNDS' UNDERWRITER

Pursuant to underwriting agreements for each Fund in effect until February 28, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreements will continue in effect for successive annual periods provided that their continuance is specifically approved at least annually by a vote of the Board or by a vote of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of each Fund's shares, aggregate underwriting commissions for the nine-month period ended October 31, 1993, and the fiscal years ended October 31, 1994 and 1995, were $945,767, $306,789 and $121,256, respectively, for the Adjustable U.S. Government Fund and $106,062, $78,020 and $12,586, respectively, for the Adjustable Rate Securities Fund. After allowances to dealers, for the same periods Distributors retained $126,824, $38,831 and $12,155, respectively, for the Adjustable U.S. Government Fund and $14,282, $10,090 and $1,366, respectively, for the Adjustable Rate Securities Fund in net underwriting discounts and commissions. Distributors received $500 in connection with redemptions or repurchases of shares of the Adjustable U.S. Government Fund for the fiscal year ended October 31, 1995. Distributors may be entitled to reimbursement under each Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION PLANS

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan(s)"), whereby each Fund may pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

Pursuant to the Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Trust on behalf of a Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, each Plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.,
Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of that Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through February 28, 1997 and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the administration agreements between the Funds and Advisers, the management agreements between the Portfolios and Advisers or the distribution agreement between the Trust and Distributors, or by vote of a majority of a Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended October 31, 1995, Distributors had eligible expenditures of $1,567,302 and $41,946 for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, respectively, for advertising, printing, and payments to underwriters and broker-dealers pursuant to each Fund's Plan, of which the Fund paid Distributors $1,380,307 and 41,946, respectively.

GENERAL INFORMATION

PERFORMANCE

As noted in each Fund's Prospectus, each Fund may from time to time quote various performance figures to illustrate that Fund's past performance and may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual compounded rates of return for the one- and five-year periods ended on October 31, 1995, and since inception were 5.17%, 3.77% and 5.45%, respectively, for the Adjustable U.S. Government Fund. The average annual compounded rates of return for the one-year period ended on October 31, 1995, and since inception were 5.06% and 4.25%, respectively, for the Adjustable Rate Securities Fund. The Adjustable U.S. Government Fund and Adjustable Rate Securities Fund commenced operations on October 20, 1987, and December 26, 1991, respectively.

These figures were calculated according to the SEC formula:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

As discussed in each Prospectus, each Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as each Fund's average annual compounded rate, except they will be based on each Fund's actual return for a specified period rather than on their average return over one-, five- and ten-year periods, or fractional portion thereof. The Adjustable U.S. Government Fund's total rates of return for the one- and five-year periods ended on October 31, 1995, and since inception were 5.17%, 20.30% and 53.17%, respectively. The Adjustable Rate Securities Fund's total rates of return for the one-year period ended on October 31, 1995, and since inception were 5.06% and 17.40%, respectively.

CURRENT YIELD

Current yield reflects the income per share earned by each Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on October 31, 1995, was 5.62% for the Adjustable U.S. Government Fund and 5.68% for the Adjustable Rate Securities Fund.

These figures were obtained using the following SEC formula:

        Yield = 2 [( a-b + 1 )6 - 1]
------------------------------------------------------------------------------
                     cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of a Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains and is calculated over a different period of time. The current distribution rate for the period ended on October 31, 1995, was 6.03% for the Adjustable U.S. Government Fund and 5.66% for the Adjustable Rate Securities Fund.

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to a Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of each Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials regarding each Fund may discuss certain measures of a Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed-income funds.

f) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

h) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, notes and bonds, and inflation.

i) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

j) Salomon Brothers Broad Bond Index or its component indices - the Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

k) Salomon Brothers Composite Index or its component indices - the High Yield Index measures yields, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

l) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government Bonds.

n) Other taxable investments, including certificates of deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase accounts.

o) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

p) Internal Business Communications Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Merrill Lynch Corporate Master Index - reflects Investment Grade (BB/Baa or better) corporate debt. It represents a cross-section of industries with maturities ranging from 1 to 15 years.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in each Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by each Fund to calculate its figures. In addition, there can be no assurance that each Fund will continue its performance as compared to such other averages.

From time to time, the Adjustable U.S. Government Fund may advertise offers for the general public to attend free seminars where a guest speaker will discuss the benefits of investing in Franklin's professionally managed portfolio of U.S. government securities. Among the benefits to be derived from an investment in the Fund is its relatively low fluctuation in principal value. Compared to thirty-year U.S. Treasury bonds and ten-year U.S. Treasury notes, shares of the Adjustable U.S. Government Fund fluctuated less in principal value over the last two years. During the same time period, the Fund's current yield was higher than the yield on money market funds, certificates of deposit or thirty-year Treasury bonds. Of course, U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. government and are not subject to principal or interest fluctuation if held to maturity. Certificates of deposit are frequently insured by an agency of the U.S. government, and money market funds generally maintain an absolutely stable net asset value of $1.00 per share. An investment in the Adjustable U.S. Government Fund lacks these characteristics.

In addition, in promoting the sale of Fund shares, advertisements or information for each of the Funds may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

You should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what your yield or total return may be in any future period. You should also note that, although the Funds believe there are substantial benefits to be realized by investing in their shares, these investments also involve certain risks. Please see the discussion of investment objectives and policies in each Fund's Prospectus.

OTHER FEATURES AND BENEFITS

Each Fund may help you achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in either Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION

The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S. and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of December 7, 1995, the principal shareholders of the Adjustable Rate Securities Fund, beneficial or of record, were as follows:

                                        Share
Name and Address                        Amount      Percentage
------------------------------------------------------------------------------

Nations Bank of NC NA  TTEE            182,40310       .53%
FBO National  Welders Supply 401K P.O.
Box 831575 Dallas, TX 75283-1575

The Steamfitters                       185,14910       .69%
Vacation Plan
5 Penn Plaza 19th Floor
New York, NY 10001-1810

From time to time, the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets if you are held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against you for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which you hold shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Funds to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

ADDITIONAL INFORMATION FOR  INSTITUTIONAL INVESTORS

Since the investments permitted to the Adjustable U.S. Government Fund through its investment in shares of the Mortgage Portfolio are primarily in ARMs issued or guaranteed by the U.S. government, its agencies and instrumentalities, the shares of the Adjustable U.S. Government Fund may be eligible for investment by federally chartered credit unions, federally chartered savings and loan associations, and national banks. The Adjustable U.S. Government Fund may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Furthermore, since the investments of the Adjustable Rate Securities Fund through its investment in shares of the Securities Portfolio are primarily in adjustable rate securities, including ARMs, collateralized by or representing an interest in mortgages, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by private issuers, the shares of the Adjustable Rate Securities Fund may or may not be eligible for investment by such institutions. Any financial institution considering an investment in the Adjustable U.S. Government Fund or the Adjustable Rate Securities Fund should refer to the applicable laws and regulations governing their operations in order to determine if these Funds are a permissible investment.

SUMMARY OF PROCEDURES TO  MONITOR CONFLICTS OF INTEREST

The Boards of Trustees of the Adjustable Rate Securities Portfolios, on behalf of its series ("master funds"), and of the Trust, on behalf of certain of its series which participate in a master/feeder fund structure ("feeder funds"), (both of which, except in the case of three trustees, are composed of the same individuals) recognize there is the potential for certain conflicts of interest to arise between the master funds and the feeder funds in this format. These potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds that could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level that may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Boards of Trustees have adopted certain procedures, pursuant to which (i) the independent members of each Board of Trustees will review the master/feeder fund structure at least annually, as well as on an ongoing basis, and report to their respective full Board of Trustees after each annual review; (ii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master funds' management describing whether such apparent potential conflict of interest will impede the operation of any of the constituent feeder funds and the interests of the feeder fund's shareholders; and (iii) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full Board of Trustees.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: (i) suggest a course of action designed to eliminate the potential conflict of interest; (ii) if appropriate, request that the full Board of Trustees submit the potential conflict to shareholders for resolution; (iii) recommend to the full Board of Trustees that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objective and policies; (iv) recommend to the full Board of Trustees that a new group of trustees be recommended to the shareholders of the Trust for approval; or (v) recommend such other action as may be considered appropriate.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust and Adjustable Rate Securities Portfolios, dated October 31, 1995, including the auditors' report, are incorporated herein by reference.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.








                       FRANKLIN INVESTORS SECURITIES TRUST

                               File Nos. 33-11444
                                   & 811-4986

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial Statements

     (1) Unaudited Financial Statements incorporated herein by reference to the Registrant's Semi-Annual Report to Shareholders dated April 30, 1996, as filed with the SEC electronically on Form Type N-30D on July 3, 1996

FRANKLIN INVESTORS SECURITIES TRUST

(i)  Statement of Investments in Securities and Net Assets
     - April 30, 1996

(ii) Statements of Assets and Liabilities - April 30, 1996

(iii)Statements of Operations - for the six months ended
     April 30, 1996

(iv) Statements of Changes in Net Assets - for the six months ended April 30, 1996 and the year ended October 31, 1995

(v)  Notes to Financial Statements

ADJUSTABLE RATE SECURITIES PORTFOLIOS

(i)  Statement of Investments in Securities and Net Assets
     - April 30, 1996

(ii) Statements of Assets and Liabilities - April 30, 1996

(iii)Statements of Operations - for the six months ended
     April 30, 1996

(iv) Statements of Changes in Net Assets - for the six months ended April 30, 1996 and the year ended October 31, 1995

(v)  Notes to Financial Statements

     (2) Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995, as filed with the SEC electronically on Form Type N-30D on December 27, 1995

FRANKLIN INVESTORS SECURITIES TRUST

(i)  Report of Independent Auditors

(ii) Statement of Investments in Securities and Net Assets
     - October 31, 1995

(iii)Statements of Assets and Liabilities - October 31, 1995

(iv) Statements of Operations - for the year ended October 31,
     1995

(v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994.

(vi) Notes to Financial Statements

ADJUSTABLE RATE SECURITIES PORTFOLIOS

(i)  Report of Independent Auditors

(ii) Statement of Investments in Securities and Net Assets
     - October 31, 1995

(iii)Statements of Assets and Liabilities - October 31,
     1995

(iv) Statements of Operations - for the year ended October
     31, 1995

(v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994

(vi) Notes to Financial Statements

b) Exhibits:

The following exhibits are incorporated by reference, except exhibit 11(i), which is attached herewith:

     (1)  Copies of the charter as now in effect;

          (i)   Agreement and Declaration of Trust dated December
                16, 1986
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii)  Certificate of Amendment of Agreement and
                Declaration of Trust dated March 21, 1995
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (iii) Certificate of Amendment of Agreement and
                Declaration of Trust dated March 13, 1990
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

     (2)  Copies of the existing By-Laws or instruments corresponding thereto;

          (i)   By-Laws
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii)  Amendment to By-Laws dated February 28, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

     (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

          Not Applicable

     (4) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

          Not Applicable

     (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i)   Management Agreement between Registrant and
                Franklin Advisers, Inc. dated April 15, 1987
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii) Administration Agreement between Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc. dated June 3, 1991
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date: April 24, 1995

          (iii) Administration Agreement between Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc. dated December 26, 1991
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (iv)  Subadvisory Agreement between Franklin Advisers,
                Inc. and Templeton Investment Counsel, Inc.
                providing for service to Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated May 1, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (v) Amendment to Administration Agreement between Franklin Investors Securities Trust on behalf of Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc. dated August 1, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

          (vi) Amendment to Administration Agreement between Franklin Investors Securities Trust on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc. dated August 1, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

     (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated March 29, 1995
                Filing:  Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date: November 27, 1996

          (ii)  Form of Dealer Agreement between
                Franklin/Templeton Distributors, Inc. and securities dealers
                Registrant:  Franklin Tax-Free Trust
                Filing:  Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No.  2-94222
                Filing Date: March 14, 1996

     (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

          Not Applicable

     (8)  Copies of all custodian agreements and depository contracts under
          Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

          (i)   Custody Agreement between Registrant and Bank of
                America National Trust and Savings Association dated March 12, 1993
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii) Copy of Custodian Agreements between Registrant and Citibank Delaware:
                1.  Citicash Management ACH Customer Agreement
                2.  Citibank Cash Management Services Master
                    Agreement
                3.  Short Form Bank Agreement - Deposits and
                    Disbursements of Funds
                Registrant:  Franklin Asset Allocation Fund
                Filing:  Post-Effective Amendment No. 54 to
                Registration Statement on Form N-1A
                File No. 2-12647
                Filing Date: February 27, 1995

          (iii) Global Custody Agreement between The Chase Manhattan Bank, N.A. and Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated July 28, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

          (iv)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing:  Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date: November 27, 1996

          (v)   Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing:  Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date: November 27, 1996

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          Not Applicable

     (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

          (i)   opinion and Consent of Counsel dated December 26,
                1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

     (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

          (i)   Consent of Independent Auditors for Franklin
                Investors Securities Trust and Adjustable Rate
                Securities Portfolios dated December 11, 1996

     (12) All financial statements omitted from Item 23;

          Not Applicable

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

          (i)   Letter of Understanding dated April 12, 1995
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii)  Letter of Understanding relating to Franklin
                Adjustable Rate Securities Fund
                Filing:  Post-Effective Amendment No. 10 to the
                Registration Statement on Form N-1A
                File No.  33-11444 and 811-4986
                Filing Date:  June 1, 1992

     (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          (i)   Copy of Model Retirement Plan
                Registrant:  Franklin High Income Trust
                Filing:  Post-effective amendment No. 26 to
                Registration Statement on Form N-1A
                File No.  2-30203
                Filing Date:  August 1, 1989

     (15) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

          (i)   Distribution Plan between Franklin Global
                Government Income Fund and Franklin/Templeton
                Distributors, Inc., dated May 1, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii)  Distribution Plan between Franklin Short-
                Intermediate U.S. Government Securities Fund and
                Franklin/Templeton Distributors, Inc., dated
                May 1, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (iii) Distribution Plan between Franklin Convertible
                Securities Fund and Franklin/Templeton
                Distributors, Inc., dated May 1, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (iv) Amended and restated Distribution Plan between Franklin Adjustable U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (v)   Distribution Plan between Franklin Equity Income
                Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (vi) Amended and restated Distribution Plan between Franklin Adjustable Rate Securities Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (vii) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Global Government Income Fund dated March 30, 1995
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (viii)Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Convertible Securities Fund dated September 29, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

          (ix) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Equity Income Fund dated March 30, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

     (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

          (i)   Schedule for Computation of Performance Quotation
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

     (17) Power of Attorney

          (i)   Power of Attorney for Franklin Investors
                Securities Trust dated February 16, 1995
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (ii)  Certificate of Secretary for Franklin Investors
                Securities Trust dated February 16, 1995
                Filing:  Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  April 24, 1995

          (iii) Power of Attorney for Adjustable Rate Securities
                Portfolios dated February 16, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

          (iv)  Certificate of Secretary for Adjustable Rate
                Securities Portfolios dated February 16, 1995
                Filing:  Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  December 29, 1995

     (18) Copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act

          (i)   Multiple Class Plan dated October 19, 1995
                Filing:  Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No.  33-11444
                Filing Date:  November 27, 1996

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of September 30, 1996, the number of shareholders of record of Registrant's shares were as follows:


                                                    Number of Record Holders

                                                    Class I         Class II

Franklin Global Government Income Fund               9,286           255
Franklin Short-Intermediate U.S. Government
 Securities Fund                                     6,852           N/A
Franklin Convertible Securities Fund                 8,491           607
Franklin Adjustable U.S. Government
 Securities Fund                                    21,341           N/A
Franklin Equity Income Fund                         17,684         1,410
Franklin Adjustable Rate Securities Fund               934           N/A


ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)   Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Global Government Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see part B and Schedules A and D of Form ADV of the Franklin Global Government Income Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

a)  Franklin/Templeton   Distributors,   Inc.,  ("Distributors")  also  acts  as
principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Growth Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 11th day of December, 1996.

                                    FRANKLIN INVESTORS SECURITIES TRUST
                                    (Registrant)

                                    By:  EDWARD B. JAMIESON*
                                         Edward B. Jamieson,
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

EDWARD B. JAMIESON*                  Trustee and Principal
Edward B. Jamieson                   Executive Officer
                                     Dated: December 11, 1996

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated: December 11, 1996

DIOMEDES LOO-TAM*                    Principal Accounting Officer
Diomedes Loo-Tam                     Dated: December 11, 1996

FRANK H. ABBOTT III*                 Trustee
Frank H. Abbott III                  Dated: December 11, 1996

HARRIS J. ASHTON*                    Trustee
Harris J. Ashton                     Dated: December 11, 1996

S. JOSEPH FORTUNATO*                 Trustee
S. Joseph Fortunato                  Dated: December 11, 1996

DAVID W. GARBELLANO*                 Trustee
David W. Garbellano                  Dated: December 11, 1996

CHARLES B. JOHNSON*                  Trustee
Charles B. Johnson                   Dated: December 11, 1996

RUPERT H. JOHNSON, JR.*              Trustee
Rupert H. Johnson, Jr.               Dated: December 11, 1996

FRANK W.T. LAHAYE*                   Trustee
Frank W.T. LaHaye                    Dated: December 11, 1996

GORDON S. MACKLIN*                   Trustee
Gordon S. Macklin                    Dated: December 11, 1996



*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Registration Statement of Franklin Investors Securities Trust to be signed by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 11th day of December, 1996.

                              ADJUSTABLE RATE SECURITIES PORTFOLIOS

                              By: CHARLES E. JOHNSON*
                                  Charles E. Johnson,
                                  President

Pursuant to the requirements of the Securities Act of 1933, this consent to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES E. JOHNSON                   Trustee and Principal
Charles E. Johnson                   Executive Officer
                                     Dated: December 11, 1996

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated: December 11, 1996

DIOMEDES LOO-TAM*                    Principal Accounting Officer
Diomedes Loo-Tam                     Dated: December 11, 1996

FRANK H. ABBOTT III*                 Trustee
Frank H. Abbott III                  Dated: December 11, 1996

HARRIS J. ASHTON*                    Trustee
Harris J. Ashton                     Dated: December 11, 1996

S. JOSEPH FORTUNATO*                 Trustee
S. Joseph Fortunato                  Dated: December 11, 1996

DAVID W. GARBELLANO*                 Trustee
David W. Garbellano                  Dated: December 11, 1996

CHARLES B. JOHNSON*                  Trustee
Charles B. Johnson                   Dated: December 11, 1996

RUPERT H. JOHNSON, JR.*              Trustee
Rupert H. Johnson, Jr.               Dated: December 11, 1996

FRANK W.T. LAHAYE*                   Trustee
Frank W.T. LaHaye                    Dated: December 11, 1996

WILLIAM J. LIPPMAN*                  Trustee
William J. Lippman                   Dated: December 11, 1996

GORDON S. MACKLIN*                   Trustee
Gordon S. Macklin                    Dated: December 11, 1996



*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)





                       FRANKLIN INVESTORS SECURITIES TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.             DESCRIPTION                            PAGE NO. IN
                                                               SEQUENTIAL
                                                               NUMBERING SYSTEM

EX-99.B1(i)             Agreement and Declaration of Trust        *
                        dated December 16, 1986

EX-99.B1(ii)            Certificate of Amendment of               *
                        Agreement and Declaration of Trust
                        dated March 21, 1995

EX-99.B1(iii)           Certificate of Amendment of               *
                        Agreement and Declaration of
                        Trust dated March 13, 1990

EX-99.B2(i)             By-Laws                                   *

EX-99.B2(ii)            Amendment to By-Laws dated                *
                        February 28, 1994

EX-99.B5(i)             Management Agreement between              *
                        Registrant and Franklin Advisers,
                        Inc. dated April 15, 1987

EX-99.B5(ii)            Administration Agreement between          *
                        Franklin Adjustable U.S.
                        Government Securiites Fund and
                        Franklin Advisers, Inc. dated June
                        3, 1991

EX-99.B5(iii)           Administration Agreement between          *
                        Franklin Adjustable Rate
                        Securities Fund and Franklin
                        Advisers, Inc. dated December 26,
                        1991

EX-99.B5(iv)            Subadvisory Agreement between             *
                        Franklin Advisers, Inc. and
                        Templeton Investment Counsel, Inc.
                        dated May 1, 1994

EX-99.B5(v)             Amendment to Administration               *
                        Agreement between Franklin
                        Investors Securities Trust on
                        behalf of Franklin Adjustable Rate
                        Securities Fund and Franklin
                        Advisers, Inc. dated August 1, 1995

EX-99.B5(vi)            Amendment to Administration               *
                        Agreement between Franklin
                        Investors Securities Trust on
                        behalf of Franklin Adjustable U.S.
                        Government Securities Fund and
                        Franklin Advisers, Inc. dated
                        August 1, 1995

EX-99.B6(i)             Amended and Restated Distribution         *
                        Agreement between Registrant and
                        Franklin/Templeton  Distributors,
                        Inc. dated March 29, 1995

EX-99.B6(ii)            Form of Dealer Agreement between          *
                        Franklin/Templeton Distributors,
                        Inc. and securities dealer

EX-99.B8(i)             Custody Agreement between                 *
                        Registrant and Bank of America
                        National Trust and Savings
                        Association dated March 12, 1993

EX-99.B8(ii)            Copy of Custodian Agreements              *
                        between Registrant and Citibank
                        Delarware

EX-99.B8(iii)           Global Custody Agreement between          *
                        The Chase Manhattan Bank, N.A. and
                        Franklin Investors Securities
                        Trust on behalf of Franklin Global
                        Government Income Fund dated July
                        28, 1995

EX-99.B8(iv)            Master Custody Agreement between          *
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.B8(v)             Terminal Link Agreement between           *
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.B10(i)            Opinion and Consent of Counsel            *
                        dated December 26, 1995

EX-99.B11(i)            Consent of Independent Auditors           Attached
                        for Franklin Investors Securities
                        Trust and Adjustable Rate Securities
                        Portfolios dated December 11, 1996

EX-99.B13(i)            Letter of Understanding dated             *
                        April 12, 1995

EX-99.B13(ii)           Letter of Understanding relating          *
                        to Franklin Adjustable Rate
                        Securities Fund

EX-99.B14(i)            Copy of Model Retirement Plan             *

EX-99.B15(i)            Distribution Plan between Franklin        *
                        Global Government Income Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(ii)           Distribution Plan between Franklin        *
                        Short-Intermediate U.S. Government
                        Securities Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-9.B15(iii)           Distribution plan between Franklin        *
                        Convertible Securities Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(iv)           Amended and Restated Distribution         *
                        Plan between Franklin Adjustable
                        U.S. Government Securities Fund
                        and Franklin/Templeton
                        Distributors, Inc. dated July 1,
                        1993

EX-99.B15(v)            Distribution Plan between Franklin        *
                        Equity Income Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.B15(vi)           Amended and Restated Distribution         *
                        Plan between Franklin Adjustable
                        Rate Securities Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated July 1, 1993

EX-99.B15(vii)          Class II  Distribution  Plan              *
                        pursuant to Rule 12b-1 on
                        behalf of Franklin Global
                        Government  Income Fund dated
                        March 30, 1995

EX-99.B15(viii)         Class II  Distribution  Plan              *
                        pursuant to Rule 12b-1 on behalf
                        of Franklin Convertible Securities
                        Fund dated September 29, 1995

EX-99.B16(i)            Schedule for Computation of               *
                        Performance Quotation

EX-99.B17(i)            Power of Attorney for Franklin            *
                        Investors Securities Trust dated
                        February 16, 1995

EX-99.B17(ii)           Certificate of Secretary for              *
                        Franklin Investors Securities
                        Trust dated February 16, 1995

EX-99.B17(iii)          Power of Attorney for Adjustable          *
                        Rate Securities Portfolios dated
                        February 16, 1995

EX-99.B17(iv)           Certificate of Secretary for              *
                        Adjustable Rate Securities
                        Portfolios dated February 16, 1995

EX-99.B18(i)            Multiple Class Plan dated                 *
                        October 19, 1995



*Incorporated by Reference